UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05436
                                                    ----------

                          Phoenix Multi-Portfolio Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                            Greenfield, MA 01301-9668
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          Kevin J. Carr, Esq.
 Vice President, Chief Legal Officer,              John H. Beers, Esq.
 Counsel and Secretary for Registrant          Vice President and Counsel
    Phoenix Life Insurance Company           Phoenix Life Insurance Company
           One American Row                         One American Row
        Hartford, CT 06103-2899                  Hartford, CT 06103-2899
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 243-1574
                                                          ---------------

                      Date of fiscal year end: November 30
                                              ------------

                   Date of reporting period: November 30, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2006
--------------------------------------------------------------------------------

ANNUAL REPORT

--------------------------------------------------------------------------------

o     PHOENIX EMERGING MARKETS BOND FUND

o     PHOENIX INTERNATIONAL STRATEGIES FUND

o     PHOENIX REAL ESTATE SECURITIES FUND


TRUST NAME:
PHOENIX MULTI-PORTFOLIO FUND                           WOULDN'T YOU RATHER
                                    [GRAPHIC OMITTED]  HAVE THIS DOCUMENT
                                                       E-MAILED TO YOU?

                                                       Eligible shareholders can
                                                       sign up for E-Delivery at
[LOGO] PHOENIXFUNDS(SM)                                PhoenixFunds.com

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

A MESSAGE FROM THE PRESIDENT

DEAR PHOENIXFUNDS SHAREHOLDER:

[PHOTO OMITTED]

      We are pleased to provide this report for the fiscal year ended November 30, 2006. It includes valuable information about your Phoenix mutual fund(s)--such as performance- and fee-related data and information about each fund's portfolio holdings and transactions for the reporting period. The report also provides commentary from your fund's management team with respect to the fund's performance, its investment strategies, and how the fund performed against the broader market.

      At Phoenix, we strive to provide investors with choice. Our multi-manager approach provides individual investors with access to a variety of investment managers, including some they might otherwise not have access to--managers who are usually available only to larger institutional investors. I am pleased that our fund family, PhoenixFunds, can offer you the ability to invest in funds offered by 15 different management teams, including both Phoenix affiliates and outside sub-advisers.

      We also make diversification easy, with a wide array of investment options--including numerous equity, fixed income and money market funds. For those looking to simplify the investment selection process, we offer Phoenix PHOLIOsSM (Phoenix Lifecycle Investment Options). Each PHOLIO is a broadly diversified portfolio of mutual funds that enables investors to gain exposure to a variety of investment options (such as equity, international/global, balanced, alternative and fixed income). Phoenix PHOLIOs were designed to help investors stay on track over time, with a targeted asset allocation mix that is rebalanced regularly.

      Because we offer such an extensive selection of investment options, it's important that you consult an experienced financial professional for help reviewing or rebalancing your portfolio on a regular basis. This can be an effective way to help ensure that your investments are aligned with your financial objectives.

      For more information on the mutual funds and PHOLIOs that we currently offer, I invite you to visit our Web site, at PhoenixFunds.com.

      As the new president and chief operating officer of Phoenix Investment Partners, Ltd., I would like to thank you for incorporating PhoenixFunds into your financial strategy. It's our privilege to serve you.

Sincerely,


/s/ George R. Aylward

George R. Aylward
President, PhoenixFunds

JANUARY 2007

TABLE OF CONTENTS

Glossary ...................................................................   3

Phoenix Emerging Markets Bond Fund .........................................   5

Phoenix International Strategies Fund ......................................  17

Phoenix Real Estate Securities Fund ........................................  32

Notes to Financial Statements ..............................................  41

Report of Independent Registered Public Accounting Firm ....................  47

Board of Trustees' Consideration of Investment Advisory and Subadvisory
  Agreements ...............................................................  48

Results of Shareholder Meeting .............................................  54

Fund Management Tables .....................................................  58

--------------------------------------------------------------------------------

PROXY VOTING PROCEDURES (FORM N-PX)

The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2006, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

--------------------------------------------------------------------------------

GLOSSARY

ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

DURATION
A measure of volatility of a fixed income security, fixed income portfolio or fixed income portion of a portfolio. It is the change in the value of the fixed income security, fixed income portfolio or portion thereof that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5-year duration means the fixed income security, fixed income portfolio or portion will decrease in value by 5% if interest rates rise 1%, and increase in value by 5% if interest rates fall 1%.

EUROPEAN CENTRAL BANK (ECB)
The central bank for Europe's composite monetary unit, the euro. The ECB's main task is to maintain the euro's purchasing power and thus price stability in the euro area. The euro area comprises the 12 European Union countries that have introduced the euro since 1999.

EUROPEAN UNION (EU)
A group of European countries, whose member states have set up common institutions to which they delegate some of their sovereignty so that decisions on specific matters of joint interest can be made democratically at a European level. Today, the EU embraces 25 countries and approximately 450 million people.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE NAREIT EQUITY REITS INDEX
The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

GROSS DOMESTIC PRODUCT (GDP)
An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

INFLATION
Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

JPMORGAN EMERGING MARKETS BOND INDEX PLUS ("EMBI+")
The JPMorgan Emerging Markets Bond Index Plus measures traded external debt instruments in emerging markets. The index is calculated on a total return basis.

LEHMAN BROTHERS AGGREGATE BOND INDEX
The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

MSCI EAFE(R) INDEX
A free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

NVDR (NON-VOTING DEPOSITORY RECEIPT)
Trading instruments issued in place of stocks by the Stock Exchange of Thailand in order to simulate foreign investment in Thai companies. NVDR holders receive all financial benefits as a company's ordinary shareholders -- dividends, right issues, or warrants -- except voting rights.

PAYMENT-IN-KIND SECURITY (PIK)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

REITS
Real estate investment trusts are typically publicly traded companies that own, develop and operate income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500(R) INDEX
The S&P 500 index is a free-float market capitalization-weighted index of 500 of the largest u.s. companies. The index is calculated on a total return basis with dividends reinvested.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.

INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX EMERGING MARKETS BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE EMERGING MARKETS BOND FUND PERFORM DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2006?

A: For the fiscal year ended November 30, 2006, the Fund's Class A shares returned 9.39%, Class B shares returned 8.60%, and Class C shares returned 8.55%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 5.94%, and the JPMorgan Emerging Markets Bond Index Plus ("EMBI+"), which is the Fund's style-specific index appropriate for comparison, returned 8.01%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

A: Emerging market bonds performed well in fiscal year 2006, with the spreads tightening 40 basis points (bps) to 203 bps over U.S. Treasuries. The emerging markets index closed the fiscal year with an average yield of 6.50%. During the 12-month period, emerging market countries received 22 rating upgrades, versus only three downgrades. This resulted in the EMBI+ ending the year with an average credit rating of Ba2/BB+. Supporting these credit improvements were buoyant commodity prices, fiscal surpluses and debt buybacks across all regions of the market. For the third consecutive year, the best-performing countries were the higher-beta credits, such as Argentina, Brazil and the Philippines.

      Technicals remain supportive for emerging market debt, as most countries have already pre-funded much of their 2007 financing needs. The two new trends that emerged during the fiscal year were greater corporate issuance and deeper local markets. 2007 will represent the second straight year that emerging market corporate issuance will be higher than sovereign issuance. Meanwhile, in local markets, key sovereigns, such as Brazil and Mexico, extended the length of their yield curves through new 30- and 10-year issuances, respectively.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund benefited from general strength in emerging markets throughout the 12 months ended November 30, 2006. Much of the Fund's performance during the period was derived from its positions in Brazil, Russia, Argentina and the Philippines. The account ended the year with its largest overweights in Russia, Argentina, the Dominican Republic and Kazakhstan - where opportunities remain for further spread tightening. The Fund remained strategically underweight in higher-grade countries throughout the year, as spreads in these countries approached developed market levels.

      Particular outperformance during the year was gained from local market positions in Brazil and Mexico, as monetary authorities in those countries aggressively cut rates throughout the year. The Fund was also able to capitalize on opportunities in corporate credits, which offered yields 150 to 250 bps above their respective sovereigns.

      At the close of the fiscal year, the Fund's portfolio was positioned with approximately 38% of its investments in corporates and 6% in local markets. The remaining 56% is Emerging Market Sovereign bonds, which are the mainstay bonds in the EM marketplace.

                                                                   DECEMBER 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Emerging Markets Bond Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS 1                           PERIODS ENDING 11/30/06
--------------------------------------------------------------------------------

                                                                                 INCEPTION    INCEPTION
                                                 1 YEAR    5 YEARS   10 YEARS   TO 11/30/06     DATE
                                                 ------    -------   --------   -----------   ---------
    Class A Shares at NAV 2                       9.39%     14.48%     8.28%          --            --
    Class A Shares at POP 3,4                     4.20      13.37      7.75           --            --

    Class B Shares at NAV 2                       8.60      13.63      7.45           --            --
    Class B Shares with CDSC 4                    4.60      13.63      7.45           --            --

    Class C Shares at NAV 2                       8.55      13.57        --         5.93%      3/26/98
    Class C Shares with CDSC 4                    8.55      13.57        --         5.93       3/26/98

    Lehman Brothers Aggregate Bond Index          5.94       5.05      6.20       Note 5       3/26/98

    JPMorgan Emerging Markets Bond Index Plus     8.01      14.59     10.68       Note 5       3/26/98

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 5.98% AND THE JP MORGAN EMERGING MARKETS BOND INDEX PLUS RETURNED 10.01% SINCE (3/26/98) THE INCEPTION OF CLASS C SHARES.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 11/30
--------------------------------------------------------------------------------
This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/96 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The performance of the other share class will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Phoenix          Phoenix        JP Morgan          Lehman
                            Emerging         Emerging        Emerging          Brothers
                          Markets Bond     Markets Bond    Markets Bond        Aggregate
                          Fund Class A     Fund Class B     Index Plus        Bond Index
        11/29/1996           $9,525          $10,000          $10,000          $10,000
        11/28/1997           10,660           11,107           11,057           10,755
        11/30/1998            7,760            8,024           10,047           11,772
        11/30/1999            9,749            9,991           11,708           11,766
        11/30/2000            9,987           10,151           13,649           12,833
        11/30/2001           10,728           10,829           13,962           14,265
        11/29/2002           12,289           12,324           15,695           15,312
        11/28/2003           15,846           15,764           20,203           16,106
        11/30/2004           17,408           17,179           22,689           16,821
        11/30/2005           19,285           18,886           25,541           17,225
        11/30/2006           21,096           20,511           27,587           18,248

For information regarding the indexes, see the glossary on page 3.

Phoenix Emerging Markets Bond Fund

ABOUT YOUR FUND'S EXPENSES (UNAUDITED)

(FOR THE SIX-MONTH PERIOD OF MAY 31, 2006 TO NOVEMBER 30, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Emerging Markets Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is use-ful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investments and timing of any purchases or redemptions.

   Emerging Markets         Beginning          Ending         Expenses Paid
       Bond Fund          Account Value     Account Value        During
        Class A           May 31, 2006    November 30, 2006      Period*
-----------------------   -------------   -----------------   -------------
Actual                      $1,000.00         $1,075.80           $8.39

Hypothetical (5% return
   before expenses)          1,000.00          1,016.91            8.19

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.61%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (183) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

   Emerging Markets         Beginning          Ending         Expenses Paid
       Bond Fund          Account Value     Account Value        During
        Class B           May 31, 2006    November 30, 2006      Period*
-----------------------   -------------   -----------------   -------------
Actual                      $1,000.00         $1,071.40          $12.30

Hypothetical (5% return
   before expenses)          1,000.00          1,013.07           12.03

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.37%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (183) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

   Emerging Markets         Beginning          Ending         Expenses Paid
       Bond Fund          Account Value     Account Value        During
        Class C           May 31, 2006    November 30, 2006      Period*
-----------------------   -------------   -----------------   -------------
Actual                      $1,000.00         $1,071.00          $12.29

Hypothetical (5% return
   before expenses)          1,000.00          1,013.07           12.03

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.37%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (183) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Emerging Markets Bond Fund

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS                                                      11/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Russia                          18%
Brazil                          15
Mexico                          11
Turkey                           8
Venezuela                        6
Columbia                         4
Philippines                      4
other                           34

                             SCHEDULE OF INVESTMENTS
                                NOVEMBER 30, 2006

                                                            PAR
                                                           VALUE
                                                           (000)          VALUE
                                                         ---------     -----------
FOREIGN GOVERNMENT SECURITIES--54.0%

ARGENTINA--2.1%
Republic of Argentina PIK Interest Capitalization
5.83%, 12/31/33(c) ...................................          34(f)  $    15,231

Republic of Argentina PIK Interest Capitalization
8.28%, 12/31/33 ......................................   $     556         567,653

Republic of Argentina Series GDP 0%,
12/15/35(c) ..........................................       2,050         264,620

Republic of Argentina Series PGDP 0%,
12/15/35(c) ..........................................          97(f)        3,591
                                                                       -----------
                                                                           851,095
                                                                       -----------
BOSNIA & HERZEGOVINA--0.2%
Bosnia & Herzegovina Series B 0%, 12/11/17 ...........         200(j)       90,735

BRAZIL--9.0%
Federative Republic of Brazil 10.50%, 7/14/14 ........       1,750       2,235,625
Federative Republic of Brazil 7.875%, 3/7/15 .........         500         561,250
Federative Republic of Brazil 8.875%, 10/14/19 .......         700         860,300
                                                                       -----------
                                                                         3,657,175
                                                                       -----------
COLOMBIA--4.4%
Republic of Colombia 12%, 10/22/15 ...................     600,000(k)      306,663
Republic of Colombia 8.125%, 5/21/24 .................         800         908,800
Republic of Colombia 11.75%, 3/1/10 ..................   1,230,000(k)      576,997
                                                                       -----------
                                                                         1,792,460
                                                                       -----------

                                                            PAR
                                                           VALUE
                                                           (000)          VALUE
                                                         ---------     -----------
COSTA RICA--1.9%
Republic of Costa Rica RegS 8.11%, 2/1/12(e) .........   $     300     $   328,050
Republic of Costa Rica RegS 8.05%, 1/31/13(e) ........         100         109,650
Republic of Costa Rica RegS 6.548%, 3/20/14(e) .......         350         357,000
                                                                       -----------
                                                                           794,700
                                                                       -----------
DOMINICAN REPUBLIC--1.8%
Dominican Republic 144A 8.625%, 4/20/27(b) ...........         100         113,900
Dominican Republic RegS 9.50%, 9/27/11(e) ............         121         130,123
Dominican Republic RegS 9.04%, 1/23/18(e) ............         437         500,583
                                                                       -----------
                                                                           744,606
                                                                       -----------
ECUADOR--1.4%
Republic of Ecuador 144A 9.375%, 12/15/15(b) .........         100         100,250
Republic of Ecuador RegS 10%, 8/15/30(c)(e) ..........         500         468,750
                                                                       -----------
                                                                           569,000
                                                                       -----------
EL SALVADOR--1.4%
Republic of El Salvador 144A 7.625%, 9/21/34(b) ......         250         280,625
Republic of El Salvador RegS 7.65%, 6/15/35(e) .......         250         281,250
                                                                       -----------
                                                                           561,875
                                                                       -----------
GUATEMALA--1.0%
Republic of Guatemala RegS 9.25%, 8/1/13(e) ..........         350         409,150

INDONESIA--1.9%
Majapahit Holding BV 144A 7.75%, 10/17/16(b) .........         150         159,938
Republic of Indonesia 144A 6.875%, 3/9/17(b) .........         400         419,000
Republic of Indonesia RegS 6.875%, 3/9/17(e) .........         200         209,081
                                                                       -----------
                                                                           788,019
                                                                       -----------

                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                                                            PAR
                                                           VALUE
                                                           (000)          VALUE
                                                         ---------     -----------
IRAQ--0.6%
Republic of Iraq RegS 5.80%, 1/15/28(e) ..............   $     350     $   229,250

PANAMA--1.3%
Republic of Panama 6.70%, 1/26/36 ....................         500         515,750

PERU--0.6%
Republic of Peru 7.35%, 7/21/25 ......................         235         259,969

PHILIPPINES--3.6%
Republic of Philippines 8.375%, 2/15/11 ..............       1,000       1,096,250
Republic of Philippines 9.50%, 2/2/30 ................         300         393,750
                                                                       -----------
                                                                         1,490,000
                                                                       -----------
RUSSIA--5.0%
Russian Federation RegS 11%, 7/24/18(e) ..............       1,000       1,456,000
Russian Federation RegS 5%, 3/31/30(c)(e) ............         500         569,063
                                                                       -----------
                                                                         2,025,063
                                                                       -----------
SERBIA--1.1%
Republic of Serbia RegS 3.75%, 11/1/24(c)(e) .........         500         462,775

TURKEY--6.1%
Republic of Turkey 9.875%, 3/19/08 ...................         800         847,000
Republic of Turkey 11%, 1/14/13 .....................        1,000       1,226,250
Republic of Turkey 8%, 2/14/34 .......................         400         430,500
                                                                       -----------
                                                                         2,503,750
                                                                       -----------
UKRAINE--1.8%
Republic of Ukraine RegS 8.903%, 8/5/09(c)(e) ........         300         319,290

Ukraine Ministry of Finance 144A
6.58%, 11/21/16(b) ...................................         400         400,500
                                                                       -----------
                                                                           719,790
                                                                       -----------
URUGUAY--2.1%
Republic of Uruguay 9.25%, 5/17/17 ...................         200         241,500
Republic of Uruguay 8%, 11/18/22 .....................         550         616,000
                                                                       -----------
                                                                           857,500
                                                                       -----------
VENEZUELA--5.1%
Republic of Venezuela 10.75%, 9/19/13 ................         500         616,750
Republic of Venezuela 5.75%, 2/26/16 .................         350         327,687
Republic of Venezuela 9.25%, 9/15/27 .................         550         688,325
Republic of Venezuela 9.375%, 1/13/34 ................         350         446,775
                                                                       -----------
                                                                         2,079,537
                                                                       -----------
VIETNAM--1.6%
Socialist Republic of Vietnam 6.25%, 3/12/16(c) ......         653         655,553
----------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $19,904,230)                                           22,057,752
----------------------------------------------------------------------------------

                                                            PAR
                                                           VALUE
                                                           (000)          VALUE
                                                         ---------     -----------
FOREIGN CORPORATE BONDS(d)--38.2%

ARGENTINA--1.1%
Salta Hydrocarbon Royalty Trust RegS
11.55%, 12/28/15 (Specialized Finance)(e) ............   $     401     $   431,230

BRAZIL--5.1%
Banco Votorantim 144A 9.25%, 12/20/12
(Regional Banks)(b) ..................................         530(h)      238,684

CSN Islands VIII Corp. 144A 9.75%, 12/16/13
(Steel)(b) ...........................................         500         562,500

CSN Islands VIII Corp. RegS 9.75%, 12/16/13
(Steel)(e) ...........................................         500         561,250

Vale Overseas Ltd. 6.875%, 11/21/36 (Steel) ..........         200         204,726

Vale Overseas Ltd. 6.25%, 1/11/16 (Steel) ............         500         505,488
                                                                       -----------
                                                                         2,072,648
                                                                       -----------
DOMINICAN REPUBLIC--0.5%
Cap Cana SA 144A 9.625%, 11/3/13
(Leisure Facilities)(b) ..............................         200         202,500

EGYPT--0.7%
Petroleum Export Ltd. RegS 5.265%, 6/15/11
(Oil & Gas Exploration & Production)(e) ..............         279         270,981

INDONESIA--0.6%
Excelcomindo Finance Co. BV 144A 7.125%,
1/18/13 (Integrated Telecommunication
Services)(b) .........................................         250         253,125

KAZAKHSTAN--2.3%
Kazkommerts International BV RegS 8.50%,
4/16/13 (Diversified Banks)(e) .......................         400         429,500

Kazkommerts International BV 144A 7.50%,
11/29/16 (Diversified Banks)(b) ......................         500         497,500
                                                                       -----------
                                                                           927,000
                                                                       -----------
LUXEMBOURG--0.5%
RSHB Capital SA (OJSC Russian Agriculture
Bank) 144A 7.175%, 5/16/13
(Regional Banks)(b) ..................................         200         210,750

MEXICO--10.3%
America Movil S.A. de C.V. 5.50%, 3/1/14
(Wireless Telecommunication Services) ................       1,000         987,011

Banco Mercantil del Norte SA 144A 5.875%,
2/17/14 (Regional Banks)(b)(c) .......................       1,000       1,004,000

Pemex Project Funding Master Trust 144A
8.625%, 12/1/23 (Oil & Gas Exploration &
Production)(b) .......................................       1,000       1,225,000

                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                                                            PAR
                                                           VALUE
                                                           (000)          VALUE
                                                         ---------     -----------
MEXICO--CONTINUED
Telefonos de Mexico S.A. de C.V. 5.50%, 1/27/15
(Integrated Telecommunication Services) ..............   $   1,000     $   987,033
                                                                       -----------
                                                                         4,203,044
                                                                       -----------
PERU--0.6%
Telefonica del Peru S.A. 144A 7.48%, 12/15/08
(Integrated Telecommunication Services)(b) ...........         262         265,506

PHILIPPINES--0.7%
Philippine Long Distance Telephone Co.
Series E 10.50%, 4/15/09
(Integrated Telecommunication Services) ..............         250         275,625

RUSSIA--11.5%
Edel Capital SA (Sinek Capital) 7.70%, 8/3/15
(Oil & Gas Storage & Transportation) .................       1,000       1,020,800

Gazprom Gaz Capital SA 144A 6.212%, 11/22/16
(Oil & Gas Exploration & Production)(b) ..............       1,000       1,006,250

Gazprom OAO RegS 5.625%, 7/22/13
(Oil & Gas Storage & Transportation)(e) ..............         460         458,550

Gazprom OAO (Morgan Stanley Bank AG)
144A 9.625%, 3/1/13 (Oil & Gas Storage &
Transportation)(b) ...................................         250         298,875

Mobile Telesystems Finance SA RegS 8.375%,
10/14/10 (Wireless Telecommunication
Services)(e) .........................................         500         528,915

TNK-BP Finance SA 144A 6.875%, 7/18/11
(Integrated Oil & Gas)(b) ............................         200         205,768

TNK-BP Finance SA 144A 7.50%, 7/18/16
(Integrated Oil & Gas)(b) ............................         400         423,397

UBS Luxembourg (Vimpelcom) RegS 8.25%,
5/23/16 (Wireless Telecommunication Services)(e) .....         500         519,675

UBS Luxembourg (Vimpelcom) RegS 8%, 2/11/10
(Wireless Telecommunication Services)(e) .............         250         259,375
                                                                       -----------
                                                                         4,721,605
                                                                       -----------
SRI LANKA--0.6%
Sri Lanka Telecom Ltd. 6.875%, 11/30/09
(Integrated Telecommunication Services) ..............         250         243,482

TURKEY--1.4%
Bosphorus Financial Services Ltd. RegS
7.174%, 2/15/12 (Other Diversified
Financial Services)(c)(e) ............................         550         555,500

                                                            PAR
                                                           VALUE
                                                           (000)          VALUE
                                                         ---------     -----------
UKRAINE--1.0%
Kyivstar GSM (Dresdner Bank AG) 144A 7.75%,
4/27/12 (Integrated Telecommunication
Services)(b) .........................................   $     250     $   259,687

The Export-Import Bank of Ukraine (Dresdner
Bank AG) 7.75%, 9/23/09 (Diversified Banks) ..........         150         153,720
                                                                       -----------
                                                                           413,407
                                                                       -----------
UNITED STATES--0.9%
General Electric Capital Corp. 9.50%, 8/4/10
(Consumer Finance) ...................................       4,000(g)      378,789

VENEZUELA--0.4%
FertiNitro Financial 144A 8.29%, 4/1/20
(Fertilizers & Agricultural Chemicals)(b) ............         200         171,500
----------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $15,144,560)                                           15,596,692
----------------------------------------------------------------------------------

FOREIGN CREDIT LINKED NOTES--0.6%

RUSSIA--0.6%
ING Bank N.V. (Russian Standard Bank)
8.04%, 8/23/07 (Other Diversified Financial
Services) ............................................       6,768(i)      257,096
----------------------------------------------------------------------------------
TOTAL FOREIGN CREDIT LINKED NOTES
(IDENTIFIED COST $240,565)                                                 257,096
----------------------------------------------------------------------------------

FOREIGN LOAN AGREEMENTS--0.9%

RUSSIA--0.9%
OJSC-ST. Petersburg Industry & Construction
Bank (Deutsche Bank AG) 6.875%, 7/29/08
(Diversified Banks) ..................................         350         355,775
----------------------------------------------------------------------------------
TOTAL FOREIGN LOAN AGREEMENTS
(IDENTIFIED COST $353,092)                                                 355,775
----------------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                                                          SHARES          VALUE
                                                         ---------     -----------
DOMESTIC COMMON STOCKS--0.1%

MARINE--0.1%
Diana Shipping, Inc. .................................       2,300     $    35,328
----------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $31,637)                                                   35,328
----------------------------------------------------------------------------------

FOREIGN COMMON STOCKS(d)--1.3%

BRAZIL--0.3%
Unibanco-Uniao de Bancos Brasileiros SA GDR
(Diversified Banks) ..................................       1,500         127,005

MEXICO--0.3%
Gruma S.A. de C.V. - Sponsored ADR (Packaged
Foods & Meats) .......................................       9,000         122,940

RUSSIA--0.5%
Gazprom OAO - Sponsored ADR RegS(e)
(Multi-Utilities) ....................................       4,500         213,750

SOUTH AFRICA--0.2%
Sasol Ltd - Sponsored ADR (Integrated Oil & Gas) .....       2,500          88,125
----------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $519,433)                                                 551,820
----------------------------------------------------------------------------------

                                                          SHARES          VALUE
                                                         ---------     -----------
FOREIGN WARRANTS--0.0%

COLOMBIA--0.0%
Transtel Intermedia Strike 1.00 Columbian Peso
6/11/16 (Integrated Telecommunication
Services)(m)(n) ......................................         250     $         0
----------------------------------------------------------------------------------
TOTAL FOREIGN WARRANTS
(IDENTIFIED COST $0)                                                             0
----------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.1%
(IDENTIFIED COST $36,193,517)                                           38,854,463
----------------------------------------------------------------------------------

                                                            PAR
                                                           VALUE
                                                           (000)
                                                         ---------
SHORT-TERM INVESTMENTS--3.3%

COMMERCIAL PAPER(l)--3.3%
Clipper Receivables Co. LLC 5.33%, 12/1/06 ...........   $   1,370       1,370,000
----------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,370,000)                                             1,370,000
----------------------------------------------------------------------------------

TOTAL INVESTMENTS--98.4%
(IDENTIFIED COST $37,563,517)                                           40,224,463(a)
Other assets and liabilities, net--1.6%                                    638,555
                                                                       -----------
NET ASSETS--100.0%                                                     $40,863,018
                                                                       ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,576,225 and gross depreciation of $119,472 for federal income tax purposes. At November 30, 2006, the aggregate cost of securities for federal income tax purposes was $37,767,710.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, these securities amounted to a value of $8,299,255 or 20.3% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d) Corporate bonds and common stocks are considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
(e) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(f)   Par value represents Argentine Peso.
(g)   Par value represents Mexican Peso.
(h)   Par value represents Brazilian Real.
(i)   Par value represents Russian Ruble.
(j)   Par value represents Euro.
(k)   Par value represents Colombian peso.
(l)   The rate shown is the discount rate.
(m) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At November 30, 2006, this security amounted to a value of $0 or 0% of net assets.
(n)   Non-income producing.

                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2006

ASSETS
Investment securities at value
   (Identified cost $37,563,517)                               $     40,224,463
Cash                                                                     26,801
Receivables
   Fund shares sold                                                   1,228,390
   Investment securities sold                                           810,378
   Dividends and interest                                               758,568
Prepaid expenses                                                         16,283
Other assets                                                              3,272
                                                               ----------------
      Total assets                                                   43,068,155
                                                               ----------------
LIABILITIES
Payables
   Investment securities purchased                                    2,033,036
   Fund shares repurchased                                               75,437
   Investment advisory fee                                               24,483
   Distribution and service fees                                         14,706
   Transfer agent fee                                                    13,459
   Trustee deferred compensation plan                                     3,272
   Administration fee                                                     2,595
   Trustees' fee                                                            133
   Other accrued expenses                                                38,016
                                                               ----------------
      Total liabilities                                               2,205,137
                                                               ----------------
NET ASSETS                                                     $     40,863,018
                                                               ================
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest               $     59,063,109
Undistributed net investment income                                      19,587
Accumulated net realized loss                                       (20,881,998)
Net unrealized appreciation                                           2,662,320
                                                               ----------------
NET ASSETS                                                     $     40,863,018
                                                               ================
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $30,489,208)                   3,445,722
Net asset value per share                                      $           8.85
Offering price per share $8.85/(1-4.75%)                       $           9.29

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $9,074,750)                    1,051,803
Net asset value and offering price per share                   $           8.63

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,299,060)                      149,654
Net asset value and offering price per share                   $           8.68

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2006

INVESTMENT INCOME
Interest                                                       $      2,968,181
Dividends                                                                11,415
Foreign taxes withheld                                                     (308)
                                                               ----------------
      Total investment income                                         2,979,288
                                                               ----------------
EXPENSES
Investment advisory fee                                                 314,108
Service fees, Class A                                                    68,151
Distribution and service fees, Class B                                  129,031
Distribution and service fees, Class C                                   17,174
Financial agent fee                                                      30,016
Administration fee                                                       14,238
Transfer agent                                                           87,982
Professional                                                             35,938
Registration                                                             33,421
Trustees                                                                 20,703
Custodian                                                                19,749
Printing                                                                 19,306
Miscellaneous                                                            13,635
                                                               ----------------
      Total expenses                                                    803,452
Less custodian fees paid indirectly                                      (2,147)
                                                               ----------------
      Net expenses                                                      801,305
                                                               ----------------
NET INVESTMENT INCOME (LOSS)                                          2,177,983
                                                               ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                               2,042,218
Net realized gain (loss) on foreign currency transactions                 1,840
Net realized gain (loss) on options                                       2,370
Net change in unrealized appreciation (depreciation)
   on investments                                                      (696,009)
Net change in unrealized appreciation (depreciation)
   on foreign currency translation                                        1,381
                                                               ----------------
NET GAIN (LOSS) ON INVESTMENTS                                        1,351,800
                                                               ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             $      3,529,783
                                                               ================

                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended          Year Ended
                                                                                  November 30, 2006   November 30, 2005
                                                                                  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                                                    $     2,177,983     $     2,570,503
   Net realized gain (loss)                                                              2,046,428             915,738
   Net change in unrealized appreciation (depreciation)                                   (694,628)          1,184,654
                                                                                   ---------------     ---------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           3,529,783           4,670,895
                                                                                   ---------------     ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                       (1,533,327)         (1,520,583)
   Net investment income, Class B                                                         (640,459)         (1,297,548)
   Net investment income, Class C                                                          (84,562)           (122,905)
                                                                                   ---------------     ---------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (2,258,348)         (2,941,036)
                                                                                   ---------------     ---------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,692,030 and 1,218,710 shares, respectively)         14,763,056          10,309,554
   Net asset value of shares issued from reinvestment of distributions
    (125,516 and 114,909 shares, respectively)                                           1,085,646             964,645
   Cost of shares repurchased (1,579,070 and 864,222 shares, respectively)             (13,662,013)         (7,265,368)
                                                                                   ---------------     ---------------
Total                                                                                    2,186,689           4,008,831
                                                                                   ---------------     ---------------
CLASS B
   Proceeds from sales of shares (25,862 and 120,825 shares, respectively)                 219,733             994,475
   Net asset value of shares issued from reinvestment of distributions
    (34,397 and 62,066 shares, respectively)                                               290,125             508,616
   Cost of shares repurchased (1,058,287 and 1,460,284 shares, respectively)            (8,947,712)        (12,015,180)
                                                                                   ---------------     ---------------
Total                                                                                   (8,437,854)        (10,512,089)
                                                                                   ---------------     ---------------
CLASS C
   Proceeds from sales of shares (24,045 and 37,526 shares, respectively)                  204,506             311,400
   Net asset value of shares issued from reinvestment of distributions
    (6,241 and 9,138 shares, respectively)                                                  53,021              75,419
   Cost of shares repurchased (121,265 and 66,661 shares, respectively)                 (1,028,437)           (550,716)
                                                                                   ---------------     ---------------
Total                                                                                     (770,910)           (163,897)
                                                                                   ---------------     ---------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                            (7,022,075)         (6,667,155)
                                                                                   ---------------     ---------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                (5,750,640)         (4,937,296)

NET ASSETS
   Beginning of period                                                                  46,613,658          51,550,954
                                                                                   ---------------     ---------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND
      DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF
      $19,587 AND $(111,226), RESPECTIVELY)                                        $    40,863,018     $    46,613,658
                                                                                   ===============     ===============

                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS A
                                                -------------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30
                                                -------------------------------------------------------------------
                                                 2006           2005          2004         2003(5)       2002(4)(5)
Net asset value, beginning of period            $   8.56      $   8.25      $   8.07      $   6.80       $     6.58
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                            0.47(2)       0.49(2)       0.47(2)       0.67             0.65(2)
   Net realized and unrealized gain (loss)          0.31          0.37          0.29          1.22             0.28
                                                --------      --------      --------      --------       ----------
      TOTAL FROM INVESTMENT OPERATIONS              0.78          0.86          0.76          1.89             0.93
                                                --------      --------      --------      --------       ----------
LESS DISTRIBUTIONS
   Dividends from net investment income            (0.49)        (0.55)        (0.58)        (0.62)           (0.57)
   Return of capital                                  --            --            --            --            (0.14)
                                                --------      --------      --------      --------       ----------
      TOTAL DISTRIBUTIONS                          (0.49)        (0.55)        (0.58)        (0.62)           (0.71)
                                                --------      --------      --------      --------       ----------
Change in net asset value                           0.29          0.31          0.18          1.27             0.22
                                                --------      --------      --------      --------       ----------
NET ASSET VALUE, END OF PERIOD                  $   8.85      $   8.56      $   8.25      $   8.07       $     6.80
                                                ========      ========      ========      ========       ==========
Total return(1)                                     9.39%        10.78%         9.86%        28.94%           14.55%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)        $ 30,489      $ 27,450      $ 22,583      $ 35,910       $   31,401
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                               1.65%         1.67%         1.53%         1.49%(3)         1.58%(3)
   Net investment income                            5.47%         5.83%         5.75%         7.73%            9.47%
Portfolio turnover                                   139%           33%          140%          491%             588%

                                                                              CLASS B
                                                -------------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30
                                                -------------------------------------------------------------------
                                                 2006           2005          2004         2003(6)       2002(4)(6)
Net asset value, beginning of period            $   8.36      $   8.07      $   7.91      $   6.68       $     6.47
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                            0.40(2)       0.42(2)       0.40(2)       0.58             0.59(2)
   Net realized and unrealized gain (loss)          0.30          0.36          0.28          1.22             0.28
                                                --------      --------      --------      --------       ----------
      TOTAL FROM INVESTMENT OPERATIONS              0.70          0.78          0.68          1.80             0.87
                                                --------      --------      --------      --------       ----------
LESS DISTRIBUTIONS
   Dividends from net investment income            (0.43)        (0.49)        (0.52)        (0.57)           (0.53)
   Return of capital                                  --            --            --            --            (0.13)
                                                --------      --------      --------      --------       ----------
      TOTAL DISTRIBUTIONS                          (0.43)        (0.49)        (0.52)        (0.57)           (0.66)
                                                --------      --------      --------      --------       ----------
Change in net asset value                           0.27          0.29          0.16          1.23             0.21
                                                --------      --------      --------      --------       ----------
NET ASSET VALUE, END OF PERIOD                  $   8.63      $   8.36      $   8.07      $   7.91       $     6.68
                                                ========      ========      ========      ========       ==========
Total return(1)                                     8.60%         9.94%         8.98%        27.91%           13.80%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)        $  9,075      $ 17,140      $ 26,853      $ 44,671       $   46,865
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                               2.41%         2.43%         2.29%         2.24%(3)         2.33%(3)
   Net investment income                            4.69%         5.08%         4.99%         7.02%            8.78%
Portfolio turnover                                   139%           33%          140%          491%             588%

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.
(3) For the periods ended November 30, 2003 and 2002 for Class A and for the periods ended November 30, 2003 and 2002 for Class B the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included the ratio of net operating expense would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective December 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the ratio of net investment income to average net assets from 9.79% to 9.67% and from 9.02% to 8.91% for Class A and Class B respectively, decrease the net investment income
      (loss) per share from $0.61 to $0.60 for Class B and increase the net realized and unrealized gain (loss) per share from $0.26 to $0.27 for Class B. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class A.
(5) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class A was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.02 for the period ended November 30, 2003, and to decrease net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.02 for the period ended November 30, 2002. The net investment income ratio increased by 0.31% for the period ended November 30, 2003 and decreased by 0.20% for the period ended November 30, 2002.
(6) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassi-fication for Class B was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.02 for the period ended November 30, 2003, and to decrease net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01 for the period ended November 30, 2002. The net investment income ratio increased by 0.30% for the period ended November 30, 2003 and decreased by 0.13% for the period ended November 30, 2002.

                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS C
                                                          ----------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                          ----------------------------------------------------------------
                                                             2006          2005          2004       2003(4)    2002(3)(4)
Net asset value, beginning of period                      $  8.41       $  8.12       $  7.95        $  6.73   $  6.51
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                     0.40(2)       0.42(2)       0.40(2)        0.58      0.60(2)
   Net realized and unrealized gain (loss)                   0.30          0.36          0.29           1.21      0.28
                                                          -------       -------       -------        -------   -------
      TOTAL FROM INVESTMENT OPERATIONS                       0.70          0.78          0.69           1.79      0.88
                                                          -------       -------       -------        -------   -------

LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.43)        (0.49)        (0.52)         (0.57)    (0.53)
   Return of capital                                           --            --            --             --     (0.13)
                                                          -------       -------       -------        -------   -------
      TOTAL DISTRIBUTIONS                                   (0.43)        (0.49)        (0.52)         (0.57)    (0.66)
                                                          -------       -------       -------        -------   -------
Change in net asset value                                    0.27          0.29          0.17           1.22      0.22
                                                          -------       -------       -------        -------   -------
NET ASSET VALUE, END OF PERIOD                            $  8.68       $  8.41       $  8.12        $  7.95   $  6.73
                                                          =======       =======       =======        =======   =======
Total return(1)                                              8.55%         9.88%         9.06%         27.54%    13.88%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                  $ 1,299       $ 2,024       $ 2,115        $ 3,418   $ 2,783

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                        2.40%         2.43%         2.29%          2.24%     2.33%
   Net investment income                                     4.71%         5.08%         4.98%          7.06%     8.71%
Portfolio turnover                                            139%           33%          140%           491%      588%

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.
(3) As required, effective December 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the ratio of net investment income to average net assets from 8.95% to 8.83%, and decrease the net investment income (loss) per share from $0.62 to $0.61 and increase the net realized and unrealized gain (loss) per share from $0.26 to $0.27.
(4) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class C was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.03 for the period ended November 30, 2003 and to decrease net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01 for the period ended November 30, 2002. The net investment income ratio increased by 0.30% for the period ended November 30, 2003 and decreased by 0.12% for the period ended November 30, 2002.

                        See Notes to Financial Statements

PHOENIX INTERNATIONAL STRATEGIES FUND

ACADIAN ASSET MANAGEMENT, INC. AND NEW STAR INSTITUTIONAL MANAGERS LIMITED JOINTLY SERVE AS SUBADVISERS FOR THE PHOENIX INTERNATIONAL STRATEGIES FUND - EACH AUTONOMOUSLY MANAGING ONE HALF OF THE PORTFOLIO IN THEIR RESPECTIVE VALUE AND GROWTH INVESTMENT STYLES. IN THE FOLLOWING COMMENTARY, ACADIAN AND NEW STAR DISCUSS THEIR VIEWS OF THE INTERNATIONAL MARKETS AND THE PERFORMANCE OF THEIR PORTION OF THE PORTFOLIO.

Q: HOW DID THE INTERNATIONAL STRATEGIES FUND PERFORM DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2006?

A: For the fiscal year ended November 30, 2006, the Fund's Class A shares returned 27.39%, Class B shares returned 26.43% and Class C shares returned 26.54%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 14.22%, and the MSCI EAFE(R) Index, which is the Fund's style-specific index appropriate for comparison, returned 28.72%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: In Acadian's view, European markets gained 34.1% in U.S. dollar terms for the fiscal year ended November 30, 2006. France, Italy and Germany posted strong results (ranging from 34.4% to 36.0%) in an environment of record-high business confidence, solid business investment and manufacturing activity, and steadily improving employment figures and consumer spending. The UK also rose notably, returning 31.0%, driven by firm export demand, strong manufacturing activity and retail sales, and a robust housing market.

      The Asia-Pacific region rose 16.6% during this timeframe. Singapore was the strongest performer, climbing 43.7% amid healthy expansion in exports, private consumption and investment spending. Australia was up 29.6%, supported by global demand for natural resources and consistently high commodity prices, while domestic demand and job growth also showed signs of improvement during the period. Japan's equity market performance was also positive, though less marked, with the market rising 12.6%. Despite showing signs of a robust recovery earlier in the year, household spending, industrial production and wage growth slowed later in the period.

      North America returned 14.0%, with Canada posting a 23.9% gain and the U.S. rising 13.4%. In the U.S., resilient consumer spending helped to offset weakness in the housing market. In August, the Federal Reserve left rates unchanged for the first time in two years, marking a pause in the tightening cycle amid concerns of an economic slowdown.

      The emerging markets as a whole rose 34.0%. After experiencing a sharp correction that began in May and lasted through June, markets in the key regions rebounded, led by Asia, which returned 37.4% for the period. Indonesia climbed 80.0%, as accommodative monetary policy and contained inflation aided in the recovery of domestic demand. China, where concerns of the economy's overheating remain, rose 64.7%, as the YUAN continued to appreciate steadily and the central bank enacted measures to rein in investment and loan growth.

      In New Star's view, it was another strong year for international equity markets in U.S. dollar terms. The fiscal year started with risk-loving trades in emerging markets, commodities and corporate credit markets all marching to the same, bullish, tune - sustained by ample money being pumped into the financial system, as had been the case for some time. Despite a bout of nerves in the second quarter, triggered by the withdrawal of liquidity from the global financial system as the Japanese brought an end to their super-easy policy of "quantitative easing," markets in that country finished the year strongly, too. While early performance was led by earnings upgrades and cyclical stocks, the data that was emerging at fiscal year-end suggested a mild slowdown in economic growth, which may be ominous for analysts' earnings expectations, but could be supportive for liquidity conditions. The lower price of oil - if sustained - could also give central banks more room for maneuvering if it lessens the threat of inflation. Consequently, some of those economy- and commodity-sensitive stocks that led the rally at the start of the period gave up leadership in this bull market. Markets less sensitive to the U.S. economy, such as China, finished the year strongly, joining fellow emerging giant Russia as some of the better-performing markets.

      The UK lagged, as compared to continental Europe. Japan lagged, as economic news faltered and liquidity waxed and waned. The UK may have looked attractive in many respects (not the least being money growth and valuations), but the structural overhang of domestic institutional selling, though probably diminishing, remained a drag at the end of the fiscal year.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: In Acadian's view, stock selection was the most significant contributor to the portfolio's performance during the period, although there was additional active return at the country level. Looking at individual markets, stock selection was strongest in Germany, France and Switzerland. At the individual stock level within these markets, German machinery maker MAN was the top contributor to the portfolio's return, as the company saw very strong sales and cut costs during the period. In France, positioning in the banking sector was particularly successful, with Societe Generale and BNP Paribas leading the portfolio's holdings in this market. In Switzerland, finance holdings Zurich Financial Services, Credit Suisse and Swiss Life drove returns. In general, European banking and finance stocks performed well over the period, exhibiting attractive valuations and strong earnings in an environment of higher interest rates and a shift toward more diversified product offerings.

      The combination of stock selection and market underweighting in Japan was successful, with durables such as Suzuki Motor, Mazda and Yamaha seeing solid results. Also notably adding value was the active allocation to Canada, where exposure to materials and energy stocks paid off. Metals and mining company Teck Cominco was the top-performing holding, benefiting from steady global demand and record-high commodity prices. An active allocation to China also contributed to the portfolio's positive active return, with energy holdings such as PetroChina and CNOOC rising meaningfully.

      Less successful was stock selection in Australia, where a position in Rio Tinto was costly. Additionally, the portfolio was underweighted in the Australian banking and finance sectors, which detracted from returns. Stock selection in Spain was costly, with the portfolio missing opportunities to add value, with benchmark drivers in the telecommunications and utility sectors. A combination of stock selection and country underweighting in Italy proved negative for the portfolio, as it was not positioned in banks Unicredito and Sanpaolo.

      In New Star's view, this was a difficult year to own good-quality, highly profitable, growth stocks, as such names significantly underperformed those companies enjoying a more rapid jump in earnings, such as the cyclicals.

      Stocks in general have now enjoyed earnings upgrades for nearly three years - a very rare phenomenon and one which we think is unlikely to continue for long. Being underweight in the utilities, industrials and materials sectors held the portfolio's performance back significantly. It follows that our overweight in pharmaceuticals disappointed, as did our information technology stocks in the latter half of the fiscal year. While Japanese stock selection was poor, our underweight in that region reduced the negative contribution somewhat. Our exposure to China and Russia, albeit limited, helped performance, as did an overweight in Hong Kong and good stock selection in Australia and Singapore, where Capitaland, a long-established property company that is transforming its business model through issuing and managing real estate investment trusts (REITS), performed strongly.

                                                                   DECEMBER 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix International Strategies Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS 1                           PERIODS ENDING 11/30/06
--------------------------------------------------------------------------------

                                                                                            INCEPTION     INCEPTION
                                                          1 YEAR    5 YEARS    10 YEARS    TO 11/30/06      DATE
                                                          ------    -------    --------    -----------    ---------
      Class A Shares at NAV 2                             27.39%     12.92%      7.22%              --           --
      Class A Shares at POP 3,4                           20.07      11.59       6.59               --           --
      Class B Shares at NAV 2                             26.43      12.09       6.43               --           --
      Class B Shares with CDSC 4                          22.43      12.09       6.43               --           --
      Class C Shares at NAV 2                             26.54      12.11         --             3.90%     3/30/99
      Class C Shares with CDSC 4                          26.54      12.11         --             3.90      3/30/99
      S&P 500(R) Index                                    14.22       6.08       8.07           Note 5      3/30/99
      MSCI EAFE(R) Index                                  28.72      14.85       7.59           Note 5      3/30/99

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 THE S&P 500 INDEX RETURNED 2.58% AND THE MSCI EAFE INDEX RETURNED 7.08% SINCE (3/30/99) THE INCEPTION OF CLASS C SHARES.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 11/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/96 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The performance of the other share class will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Phoenix          Phoenix
                          International    International
                            Strategies       Strategies     MSCI EAFE(R)      S&P 500(R)
                           Fund Class A     Fund Class B      Index            Index
        11/29/1996           $9,425          $10,000          $10,000          $10,000
        11/28/1997           10,198           10,737            9,988           12,860
        11/30/1998           12,867           13,439           11,663           15,913
        11/30/1999           15,340           15,919           14,162           19,258
        11/30/2000           13,505           13,903           12,823           18,437
        11/30/2001           10,308           10,533           10,403           16,182
        11/29/2002            9,254            9,395            9,133           13,508
        11/28/2003           10,685           10,761           11,393           15,552
        11/30/2004           13,074           13,077           14,202           17,550
        11/30/2005           14,854           14,743           16,151           19,033
        11/30/2006           18,923           18,640           20,790           21,739

For information regarding the indexes, see the glossary on page 3.

Phoenix International Strategies Fund

ABOUT YOUR FUND'S EXPENSES (UNAUDITED)

(FOR THE SIX-MONTH PERIOD OF MAY 31, 2006 TO NOVEMBER 30, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the International Strategies Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investments and timing of any purchases or redemptions.

     International           Beginning           Ending           Expenses Paid
    Strategies Fund        Account Value      Account Value          During
        Class A            May 31, 2006     November 30, 2006        Period*
-----------------------    -------------    -----------------    ---------------
Actual                       $1,000.00          $1,106.00             $8.63

Hypothetical (5% return
   before expenses)           1,000.00           1,016.80              8.30

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.63%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (183) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

     International           Beginning           Ending           Expenses Paid
    Strategies Fund        Account Value      Account Value          During
        Class B            May 31, 2006     November 30, 2006        Period*
-----------------------    -------------    -----------------    ---------------
Actual                       $1,000.00          $1,102.10            $12.56

Hypothetical (5% return
   before expenses)           1,000.00           1,013.00             12.10

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.38%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (183) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

     International           Beginning           Ending           Expenses Paid
    Strategies Fund        Account Value      Account Value          During
        Class C            May 31, 2006     November 30, 2006        Period*
-----------------------    -------------    -----------------    ---------------
Actual                       $1,000.00          $1,102.50            $12.58

Hypothetical (5% return
   before expenses)           1,000.00           1,012.99             12.11

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.39%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (183) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix International Strategies Fund

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS                                                      11/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Japan                                 19%
United Kingdom                        19
France                                10
Germany                               10
Switzerland                            8
Australia                              6
Netherlands                            6
Other                                 22

                             SCHEDULE OF INVESTMENTS
                                NOVEMBER 30, 2006

                                                         SHARES        VALUE
                                                       ----------   ------------

FOREIGN COMMON STOCKS(c)--97.7%

AUSTRALIA--5.9%
Leighton Holdings Ltd. (Construction &
Engineering)                                                7,891   $    127,127

Orica Ltd. (Diversified Chemicals) .................       17,255        326,719
Oxiana Ltd. (Gold) .................................      124,286        325,543
Perilya Ltd. (Gold) ................................        4,095         15,152

Publishing & Broadcasting Ltd. (Broadcasting &
Cable TV) ..........................................       29,248        480,425

Qantas Airways Ltd. (Airlines) .....................      201,131        785,476

QBE Insurance Group Ltd. (Property & Casualty
Insurance) .........................................       37,561        767,216

Rio Tinto Ltd. (Diversified Metals & Mining) .......       13,299        778,523
Santos Ltd. (Oil & Gas Exploration & Production) ...      142,289      1,156,265
Woolworths Ltd. (Food Retail) ......................        2,371         41,153
Zinifex Ltd. (Diversified Metals & Mining) .........       52,317        702,920
                                                                    ------------
                                                                       5,506,519
                                                                    ------------
AUSTRIA--0.3%
Telekom Austria AG (Integrated Telecommunication
Services) ..........................................        8,900        235,733

BELGIUM--1.7%
Belgacom SA (Integrated Telecommunication
Services) ..........................................        5,000        214,147

Delhaize Group (Food Retail) .......................        5,280        419,902
Dexia (Diversified Banks) ..........................        4,506        122,931
Fortis BB (Other Diversified Financial Services)(f)         9,800        399,611
Fortis NA (Other Diversified Financial Services)(d)         6,160        251,102
InBev N.V. (Brewers) ...............................        3,028        198,701
                                                                    ------------
                                                                       1,606,394
                                                                    ------------

                                                         SHARES        VALUE
                                                       ----------   ------------
CANADA--1.0%
AUR Resources, Inc. (Diversified Metals & Mining) ..        1,000   $     21,321
IPSCO, Inc. (Steel) ................................        2,700        275,426
Teck Cominco Ltd. Class B (Gold) ...................        8,500        640,449
                                                                    ------------
                                                                         937,196
                                                                    ------------
CHINA--0.6%
ASM Pacific Technology Ltd. (Semiconductor
Equipment) .........................................       25,000        136,912

China Petroleum & Chemical Corp. Class H
(Integrated Oil & Gas) .............................      359,000        283,831

Kazakhmys plc (Diversified Metals & Mining) ........        4,773        109,025

Truly International Holdings Ltd. (Electronic
Equipment Manufacturers) ...........................       10,000         10,156
                                                                    ------------
                                                                         539,924
                                                                    ------------
DENMARK--0.1%
Carlsberg A S (Brewers) ............................          710         67,736

ECUADOR--0.2%

Raiffeisen International Bank Holding AG
(Diversified Banks) ................................        1,164        136,889

FINLAND--0.1%
Outokumpu Oyi (Steel) ..............................        3,796        127,189

FRANCE--9.6%
Air France-KLM (Airlines) ..........................        8,774        350,105
Alstom (Heavy Electrical Equipment)(b) .............        5,000        581,057
AXA SA (Multi-line Insurance) ......................       16,666        631,246
BNP Paribas SA (Diversified Banks) .................       10,251      1,104,397
Bouygues SA (Wireless Telecommunication Services)           8,300        492,774
Capgemini SA (IT Consulting & Other Services) ......        8,300        505,855
Carrefour SA (Hypermarkets & Super Centers) ........        6,300        393,891

                        See Notes to Financial Statements

Phoenix International Strategies Fund

                                                         SHARES        VALUE
                                                       ----------   ------------

FRANCE--CONTINUED
Compagnie Generale des Etablissements Michelin
Class B (Tires & Rubber) ...........................        2,252   $    195,647

LVMH Moet Hennessy Louis Vuitton SA
(Apparel, Accessories & Luxury Goods) ..............        3,274        339,501

Societe Generale (Diversified Banks) ...............        8,921      1,494,532
Technip SA (Oil & Gas Equipment & Services) ........        6,075        425,602
Total SA (Integrated Oil & Gas) ....................       16,800      1,191,434
Vallourec SA (Industrial Machinery) ................        1,509        405,283
Vivendi Universal SA (Movies & Entertainment) ......       21,695        834,655
                                                                    ------------
                                                                       8,945,979
                                                                    ------------

GERMANY--9.0%
Allianz AG Registered Shares (Multi-line Insurance)         6,073      1,181,882

Bayerische Motoren Werke AG (Automobile
Manufacturers) .....................................        6,600        364,137

Commerzbank AG (Diversified Banks) .................       11,862        426,824
DaimlerChrysler AG (Automobile Manufacturers) ......        7,800        452,863

Deutsche Lufthansa AG Registered Shares
(Airlines) .........................................       36,239        902,267

E.ON AG (Electric Utilities) .......................        3,956        508,036

Fresenius Medical Care AG & Co KGaA
(Health Care Services) .............................        2,800        375,749

Heidelberger Druckmaschinen AG
(Industrial Machinery) .............................        1,676         72,781

MAN AG (Industrial Machinery) ......................        9,791        933,470
Metro AG (Hypermarkets & Super Centers) ............        7,300        454,866

MTU Aero Engines Holdings AG (Aerospace &
Defense) ...........................................        1,138         46,268

Muenchener Rueckversicherungs-Gesellschaft AG
(Reinsurance) ......................................        6,986      1,137,981

Salzgitter AG (Steel) ..............................        4,592        551,947
SAP AG (Application Software) ......................        2,300        480,841
ThyssenKrupp AG (Steel) ............................       10,944        422,345
                                                                    ------------
                                                                       8,312,257
                                                                    ------------
GREECE--0.6%
Alpha Bank AE (Diversified Banks) ..................       18,900        590,711

HONG KONG--2.3%
Bank of East Asia Ltd. (Diversified Banks) .........        6,600         35,593

Cheung Kong Holdings Ltd. (Real Estate
Management & Development) ..........................       50,000        590,712

China Mobile Ltd. (Wireless Telecommunication
Services) ..........................................       50,000        420,376

                                                         SHARES        VALUE
                                                       ----------   ------------
HONG KONG--CONTINUED
Guangdong Investments Ltd. (Industrial
Conglomerates) .....................................      676,000   $    296,341

Sun Hung Kai Properties Ltd. (Real Estate
Management & Development) ..........................       27,000        305,795

Television Broadcasts Ltd. (Broadcasting &
Cable TV) ..........................................       57,000        323,149

VTech Holdings Ltd. (Communications Equipment) .....       30,998        195,064
                                                                    ------------
                                                                       2,167,030
                                                                    ------------
ITALY--3.4%
Banca Popolare Dell'emilia Romagna S.c.a.r.l.
(Regional Banks) ...................................        2,095         48,138

Capitalia S.p.A. (Diversified Banks) ...............      103,709        954,558
ENI S.p.A. (Integrated Oil & Gas) ..................       50,798      1,663,016
UniCredito Italiano S.p.A. (Diversified Banks) .....       51,700        446,416
                                                                    ------------
                                                                       3,112,128
                                                                    ------------
JAPAN--18.2%
ABILIT Corp. (Leisure Products) ....................        1,600          6,317
AEON Co. Ltd. (Hypermarkets & Super Centers) .......       37,300        879,694
Brother Industries Ltd. (Office Electronics) .......       26,000        340,512
Canon, Inc. (Office Electronics) ...................       15,000        793,054
Capcom Co. Ltd. (Home Entertainment Software) ......        1,600         28,405
Central Japan Railway Co. (Railroads) ..............          123      1,328,236
Chiba Bank Ltd. (The) (Regional Banks) .............        3,000         25,891
Daiwa House Industry Co. Ltd. (Homebuilding) .......       20,000        350,741
Fuji Heavy Industries (Automobile Manufacturers) ...       40,000        207,680
Fuji Machine Mfg. Co. Ltd. (Industrial Machinery) ..          600         11,844
Fujikura Ltd. (Electrical Components & Equipment) ..       29,000        255,540
Haseko Corp. (Homebuilding)(b) .....................       19,500         67,047
Kao Corp. (Household Products) .....................       16,000        431,256
Keyence Corp. (Electronic Equipment Manufacturers) .        1,300        298,510
Mazda Motor Corp. (Automobile Manufacturers) .......      100,000        685,931

Meiji Dairies Corp. (Packaged Foods & Meats) .......        4,000         29,580

Millea Holdings, Inc. (Property & Casualty
Insurance) .........................................       15,900        571,414

Mitsubishi UFJ Financial Group, Inc.
(Diversified Banks) ................................           33        421,926

Mitsui Sumitomo Insurance Co. Ltd. (Property &
Casualty Insurance) ................................       37,000        456,447

Murata Manufacturing Co. Ltd. (Electronic
Equipment Manufacturers) ...........................        6,400        436,785

Nikko Cordial Corp. (Investment Banking &
Brokerage) .........................................       21,000        259,427

Nikon Corp. (Photographic Products) ................       25,000        516,176

                        See Notes to Financial Statements

Phoenix International Strategies Fund

                                                         SHARES        VALUE
                                                       ----------   ------------
JAPAN--CONTINUED
Nippon Oil Corp. (Oil & Gas Refining &
Marketing) .........................................       70,000   $    497,689

Nippon Steel Corp. (Steel) .........................       21,000         94,337

Nissan Diesel Motor Co. Ltd. (Construction & Farm
Machinery & Heavy Trucks) ..........................        8,000         26,953

Nissan Motor Co. Ltd. (Automobile Manufacturers) ...       29,000        353,747
Nissin Kogyo Co. Ltd. (Auto Parts & Equipment) .....       14,700        353,674

Nomura Holdings, Inc. (Investment Banking &
Brokerage) .........................................       20,800        364,770

NTT DoCoMo, Inc. (Wireless Telecommunication
Services) ..........................................          271        414,384

OMRON Corp. (Electronic Equipment
Manufacturers) .....................................       17,000        458,209

SBI Holdings, Inc. (Asset Management &
Custody Banks) .....................................          195         68,479

Secom Co. Ltd. (Diversified Commercial &
Professional Services) .............................       10,000        520,064

Sekisui House Ltd. (Homebuilding) ..................       40,000        605,071
Sony Corp. (Consumer Electronics) ..................       10,600        419,403
Sumisho Lease Co. Ltd. (Consumer Finance) ..........        1,600         96,618

Sumitomo Metal Mining Co. Ltd. (Diversified
Metals & Mining) ...................................       40,000        523,174

Sumitomo Trust & Banking Co. Ltd. (The)
(Diversified Banks) ................................       61,000        655,030

Suzuki Motor Corp. (Automobile Manufacturers) ......       35,500      1,018,185

Tokyo Electric Power Co., Inc. (The)
(Electric Utilities) ...............................       13,600        424,137

Tokyo Electron Ltd. (Semiconductor Equipment) ......        7,200        556,071
Toyota Boshoku Corp. (Auto Parts & Equipment) ......       12,800        287,504

Yamaguchi Financial Group, Inc. (Other Diversified
Financial Services)(b) .............................        2,040         22,064

Yamaha Motor Co. Ltd. (Motorcycle
Manufacturers) .....................................       22,200        609,874

Yamato Kogyo Co. Ltd. (Steel) ......................        3,100         76,861
                                                                    ------------
                                                                      16,848,711
                                                                    ------------
MALAYSIA--0.2%
British American Tobacco Berhad (Tobacco) ..........        1,000         12,299

DiGi.Com Berhad (Integrated Telecommunication
Services) ..........................................       35,100        130,970

                                                         SHARES        VALUE
                                                       ----------   ------------
MALAYSIA--CONTINUED
Shell Refining Co. Berhad (Oil & Gas Refining &
Marketing) .........................................        4,500   $     13,060
                                                                    ------------
                                                                         156,329
                                                                    ------------
NETHERLANDS--5.8%
Akzo Nobel N.V. (Diversified Chemicals) ............        7,786        446,379
ASML Holding N.V. (Semiconductor Equipment)(b) .....       20,300        504,348
Heineken N.V. (Brewers) ............................       21,898      1,067,219

ING Groep N.V. (Other Diversified Financial
Services) ..........................................       61,816      2,635,258

Koninklijke KPN N.V. (Integrated Telecommunication
Services) ..........................................       16,100        220,682

Wolters Kluwer N.V. (Publishing) ...................       17,900        501,377
                                                                    ------------
                                                                       5,375,263
                                                                    ------------
NORWAY--0.6%
Orkla ASA (Industrial Conglomerates) ...............          525         29,447
Statoil ASA (Integrated Oil & Gas) .................       17,588        488,254
                                                                    ------------
                                                                         517,701
                                                                    ------------
RUSSIA--0.2%
LUKOIL Sponsored ADR (Integrated Oil & Gas) ........        2,300        204,700

SINGAPORE--0.9%
CapitaLand Ltd. (Real Estate Management &
Development) .......................................      150,000        609,063

United Overseas Bank Ltd. (Diversified Banks) ......       21,000        253,760
                                                                    ------------
                                                                         862,823
                                                                    ------------
SOUTH KOREA--2.3%
Hynix Semiconductor, Inc. (Semiconductors)(b) ......       10,170        386,293
KT Corp. (Integrated Telecommunication Services) ...       15,210        780,671
POSCO (Steel) ......................................          866        272,095
Samsung Electronics Co. Ltd. (Semiconductors) ......          824        565,677

SK Telecom Co. Ltd. (Wireless Telecommunication
Services) ..........................................          658        152,933
                                                                    ------------
                                                                       2,157,669
                                                                    ------------
SPAIN--4.5%
Actividades de Construccion y Servicios SA
(Construction & Engineering) .......................        1,207         67,424

Banco Bilbao Vizcaya Argentaria SA
(Diversified Banks) ................................       58,000      1,401,820

Banco Santander Central Hispano SA
(Diversified Banks) ................................      113,365      2,058,343

Fomento de Construcciones y Contratas SA
(Construction & Engineering) .......................        6,245        608,711
                                                                    ------------
                                                                       4,136,298
                                                                    ------------

                        See Notes to Financial Statements

Phoenix International Strategies Fund

                                                         SHARES        VALUE
                                                       ----------   ------------
SWEDEN--0.7%
ForeningsSparbanken AB Class A
(Diversified Banks) ................................        6,538   $    229,102

JM AB (Construction & Engineering) .................        5,068        102,485
Lindex AB (Apparel Retail) .........................        4,000         58,841
Skanska AB Class B (Construction & Engineering) ....       12,400        221,784
                                                                    ------------
                                                                         612,212
                                                                    ------------

SWITZERLAND--7.3%
Actelion Ltd. Registered Shares (Biotechnology)(b) .          308         54,923
Geberit AG Registered Shares (Building Products) ...          144        208,838

Holcim Ltd. Registered Shares (Construction
Materials) .........................................        5,200        466,455

Novartis AG Registered Shares (Pharmaceuticals) ....       16,800        979,206

Roche Holding AG Registered Shares
(Pharmaceuticals) ..................................        6,300      1,138,143

Swatch Group AG (Apparel, Accessories &
Luxury Goods) ......................................        1,320        279,498

Swiss Life Holding Registered Shares (Life & Health
Insurance)(b) ......................................        2,051        504,877

Swisscom AG Registered Shares (Integrated
Telecommunication Services) ........................          600        219,793

UBS AG Registered Shares (Diversified Capital
Markets) ...........................................       10,000        601,218

Zurich Financial Services AG Registered Shares
(Multi-line Insurance) .............................        9,068      2,357,044
                                                                    ------------
                                                                       6,809,995
                                                                    ------------
TAIWAN--1.0%
Nanya Technology Corp. (Semiconductors) ............       72,000         58,775

Taiwan Semiconductor Manufacturing Co. Ltd.
(Semiconductors) ...................................      436,035        883,126
                                                                    ------------
                                                                         941,901
                                                                    ------------
THAILAND--0.4%
Bangkok Bank plc NVDR (Regional Banks) .............      100,900        345,750
Thai Beverage plc (Brewers) ........................      234,000         41,046
                                                                    ------------
                                                                         386,796
                                                                    ------------
TURKEY--0.3%
Dogan Sirketler Grubu Holdings A.S.
(Industrial Machinery) .............................      176,820        308,941

UNITED KINGDOM--17.4%
Antofagasta plc (Diversified Metals & Mining) ......      194,925      1,838,282
AstraZeneca plc (Pharmaceuticals) ..................       39,271      2,277,318

                                                         SHARES        VALUE
                                                       ----------   ------------
UNITED KINGDOM--CONTINUED
Aviva plc (Multi-line Insurance) ...................       39,300   $    608,377
BAE Systems plc (Aerospace & Defense) ..............       57,000        433,626
Barclays plc (Diversified Banks) ...................       41,600        556,482
British Airways plc (Airlines)(b) ..................      130,420      1,263,283

British Sky Broadcasting plc (Broadcasting &
Cable TV) ..........................................       44,000        457,117

BT Group plc (Integrated Telecommunication
Services) ..........................................      198,078      1,106,793

Catlin Group Ltd. (Property & Casualty Insurance) ..        1,256         12,654
Drax Group plc (Electric Utilities) ................       11,913        189,335
Emap plc (Publishing) ..............................       20,500        342,533
GlaxoSmithKline plc (Pharmaceuticals) ..............       36,500        969,344
HSBC Holdings plc (Diversified Banks) ..............       68,013      1,254,078

Legal & General Group plc (Life & Health
Insurance) .........................................      213,300        635,233

Marks & Spencer Group plc (Department Stores) ......       64,077        860,305
National Grid plc (Multi-Utilities) ................       35,485        479,565
NETeller plc (Other Diversified Financial
Services)(b) .......................................       14,300         42,025
Rolls-Royce Group plc (Aerospace & Defense)(b) .....       57,590        482,549

Rolls-Royce Group plc Class B (Aerospace &
Defense) ...........................................    2,113,553          4,217

Sainsbury (J) plc (Food Retail) ....................       35,366        277,389
Scottish & Newcastle plc (Brewers) .................       42,200        447,957
Smiths Group plc (Industrial Conglomerates) ........       25,000        446,472
Sportingbet plc (Casinos & Gaming) .................       16,121         12,914
Tate & Lyle plc (Packaged Foods & Meats) ...........       10,947        171,292

Vodafone Group plc (Wireless Telecommunication
Services) ..........................................      384,650      1,016,992
                                                                    ------------
                                                                      16,186,132
                                                                    ------------

UNITED STATES--3.1%
Gerdau Ameristeel Corp. (Steel) ....................        4,900         48,698

Royal Dutch Shell plc Class A (Integrated Oil &
Gas)(e) ............................................       20,900        739,518

Royal Dutch Shell plc Class A (Integrated Oil &
Gas)(d) ............................................       59,513      2,101,228
                                                                    ------------
                                                                       2,889,444
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $72,299,572)                                         90,680,600
--------------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix International Strategies Fund

                                                        SHARES        VALUE
                                                    ----------   ------------
FOREIGN PREFERRED STOCKS(c)--0.6%

GERMANY--0.6%
Porsche AG pfd. 0.64% (Automobile
Manufacturers) ..................................          506   $    587,044
-----------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $499,585)                                            587,044
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.3%
(IDENTIFIED COST $72,799,157)                                      91,267,644
-----------------------------------------------------------------------------


                                                        PAR
                                                       VALUE
                                                       (000)
                                                    ----------

SHORT-TERM INVESTMENTS--0.6%

COMMERCIAL PAPER(g)--0.6%
UBS Finance Delaware LLC 5.29%, 12/1/06 .........   $      505   $    505,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $505,000)                                            505,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.9%
(IDENTIFIED COST $73,304,157)                                      91,772,644(a)

Other assets and liabilities, net--1.1%                             1,022,077
                                                                 ------------
NET ASSETS--100.0%                                               $ 92,794,721
                                                                 ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $19,008,005 and gross depreciation of $637,517 for federal income tax purposes. At November 30, 2006, the aggregate cost of securities for federal income tax purposes was $73,402,156.
(b)   Non-income producing.
(c) Common stocks and preferred stocks are considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
(d)   Shares traded on Amsterdam Exchange.
(e)   Shares traded on London Exchange.
(f)   Shares traded on Brussels Exchange.
(g)   The rate shown is the discount rate.

                        See Notes to Financial Statements

Phoenix International Strategies Fund

                            INDUSTRY DIVERSIFICATION
          AS A PERCENTAGE OF TOTAL VALUE OF TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Aerospace & Defense ....................................................    1.1%
Airlines ...............................................................    3.6
Apparel Retail .........................................................    0.1
Apparel, Accessories & Luxury Goods ....................................    0.7
Application Software ...................................................    0.5
Asset Management & Custody Banks .......................................    0.1
Auto Parts & Equipment .................................................    0.7
Automobile Manufacturers ...............................................    4.0
Biotechnology ..........................................................    0.1
Brewers ................................................................    2.0
Broadcasting & Cable TV ................................................    1.4
Building Products ......................................................    0.2
Communications Equipment ...............................................    0.2
Construction & Engineering .............................................    1.2
Construction Materials .................................................    0.5
Consumer Electronics ...................................................    0.5
Consumer Finance .......................................................    0.1
Department Stores ......................................................    0.9
Diversified Banks.......................................................   13.3
Diversified Capital Markets ............................................    0.7
Diversified Chemicals ..................................................    0.8
Diversified Commercial & Professional Services .........................    0.6
Diversified Metals & Mining ............................................    4.4
Electric Utilities .....................................................    1.2
Electrical Components & Equipment ......................................    0.3
Electronic Equipment Manufacturers .....................................    1.3
Food Retail ............................................................    0.8
Gold ...................................................................    1.1
Health Care Services ...................................................    0.4
Heavy Electrical Equipment .............................................    0.6
Homebuilding ...........................................................    1.1
Household Products .....................................................    0.5

Hypermarkets & Super Centers ...........................................    1.9%
IT Consulting & Other Services .........................................    0.6
Industrial Conglomerates ...............................................    0.8
Industrial Machinery ...................................................    1.9
Integrated Oil & Gas ...................................................    7.3
Integrated Telecommunication Services ..................................    3.2
Investment Banking & Brokerage .........................................    0.7
Life & Health Insurance ................................................    1.2
Motorcycle Manufacturers ...............................................    0.7
Movies & Entertainment .................................................    0.9
Multi-Utilities ........................................................    0.5
Multi-line Insurance ...................................................    5.2
Office Electronics .....................................................    1.2
Oil & Gas Equipment & Services .........................................    0.5
Oil & Gas Exploration & Production .....................................    1.3
Oil & Gas Refining & Marketing .........................................    0.6
Other Diversified Financial Services ...................................    3.7
Packaged Foods & Meats .................................................    0.2
Pharmaceuticals ........................................................    5.9
Photographic Products ..................................................    0.6
Property & Casualty Insurance ..........................................    2.0
Publishing .............................................................    0.9
Railroads ..............................................................    1.5
Real Estate Management & Development ...................................    1.7
Regional Banks .........................................................    0.5
Reinsurance ............................................................    1.2
Semiconductor Equipment ................................................    1.3
Semiconductors .........................................................    2.1
Steel ..................................................................    2.0
Tires & Rubber .........................................................    0.2
Wireless Telecommunication Services ....................................    2.7
                                                                          -----
                                                                          100.0%
                                                                          =====

                        See Notes to Financial Statements

Phoenix International Strategies Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2006

ASSETS
Investment securities at value,
   (Identified cost $73,304,157)                                 $   91,772,644
Foreign currency at value
   (Identified cost $2,307,851)                                       2,313,016
Cash                                                                      5,427
Receivables
   Investment securities sold                                         6,636,825
   Dividends                                                            142,290
   Tax reclaims                                                          38,612
   Fund shares sold                                                      19,887
Prepaid expenses                                                         18,387
Other assets                                                              7,563
                                                                 --------------
      Total assets                                                  100,954,651
                                                                 --------------
LIABILITIES
Payables
   Investment securities purchased                                    7,792,402
   Fund shares repurchased                                              172,973
   Investment advisory fee                                               64,142
   Transfer agent fee                                                    39,071
   Distribution and service fees                                         24,324
   Trustee deferred compensation plan                                     7,563
   Administration fee                                                     6,586
   Trustees' fee                                                            318
   Other accrued expenses                                                52,551
                                                                 --------------
      Total liabilities                                               8,159,930
                                                                 --------------
NET ASSETS                                                       $   92,794,721
                                                                 ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 $   85,507,932
Undistributed net investment income                                     843,318
Accumulated net realized loss                                       (12,041,035)
Net unrealized appreciation                                          18,484,506
                                                                 --------------
NET ASSETS                                                       $   92,794,721
                                                                 ==============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $83,849,077)                   6,092,297
Net asset value per share                                        $        13.76
Offering price per share $13.76/(1-5.75%)                        $        14.60

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $6,574,900)                      520,610
Net asset value and offering price per share                     $        12.63

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $2,370,744)                      188,343
Net asset value and offering price per share                     $        12.59

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2006

INVESTMENT INCOME
Dividends                                                        $    2,608,162
Interest                                                                 34,372
Foreign taxes withheld                                                 (198,648)
                                                                 --------------
      Total investment income                                         2,443,886
                                                                 --------------
EXPENSES
Investment advisory fee                                                 752,621
Service fees, Class A                                                   199,818
Distribution and service fees, Class B                                   65,632
Distribution and service fees, Class C                                   20,531
Financial agent fee                                                      48,744
Administration fee                                                       33,501
Transfer agent                                                          205,032
Custodian                                                                60,108
Printing                                                                 44,458
Professional                                                             34,481
Registration                                                             32,898
Trustees                                                                 23,061
Miscellaneous                                                            34,108
                                                                 --------------
      Total expenses                                                  1,554,993
Less advisory fees waived                                               (73,328)
Custodian fees paid indirectly                                             (691)
                                                                 --------------
      Net expenses                                                    1,480,974
                                                                 --------------
NET INVESTMENT INCOME (LOSS)                                            962,912
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized gain (loss) on investments                               7,405,663
Net realized gain (loss) on foreign currency transactions                58,255
Net change in unrealized appreciation (depreciation)
   on investments                                                    12,604,777
Net change in unrealized appreciation (depreciation)
   on foreign currency translation                                       18,083
                                                                 --------------
NET GAIN (LOSS) ON INVESTMENTS                                       20,086,778
                                                                 --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               $   21,049,690
                                                                 ==============

                        See Notes to Financial Statements

Phoenix International Strategies Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       Year Ended       Year Ended
                                                                                                      November 30,     November 30,
                                                                                                          2006             2005
                                                                                                     --------------   -------------
FROM OPERATIONS
   Net investment income (loss)                                                                      $      962,912   $     686,467
   Net realized gain (loss)                                                                               7,463,918      15,314,542
   Net change in unrealized appreciation (depreciation)                                                  12,622,860      (7,583,713)
                                                                                                     --------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                           21,049,690       8,417,296
                                                                                                     --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                        (1,089,703)     (1,135,171)
   Net investment income, Class B                                                                           (31,998)        (99,292)
   Net investment income, Class C                                                                            (8,615)        (19,583)
                                                                                                     --------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                             (1,130,316)     (1,254,046)
                                                                                                     --------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,119,313 and 2,383,721 shares, respectively)                          13,641,095      25,281,189
   Net asset value of shares issued from reinvestment of distributions (91,899 and 108,314 shares,        1,059,395       1,084,738
   respectively) Cost of shares repurchased (1,627,808 and 1,872,210 shares, respectively)              (20,169,172)    (19,332,754)
                                                                                                     --------------   -------------
Total                                                                                                    (5,468,682)      7,033,173
                                                                                                     --------------   -------------
CLASS B
   Proceeds from sales of shares (158,606 and 173,336 shares, respectively)                               1,783,994       1,642,764
   Net asset value of shares issued from reinvestment of distributions (2,826 and 9,511 shares,              29,610          87,855
   respectively) Cost of shares repurchased (239,387 and 337,918 shares, respectively)                   (2,738,299)     (3,197,340)
                                                                                                     --------------   -------------
Total                                                                                                      (924,695)     (1,466,721)
                                                                                                     --------------   -------------
CLASS C
   Proceeds from sales of shares (64,901 and 56,132 shares, respectively)                                   735,511         541,411
   Net asset value of shares issued from reinvestment of distributions (788 and 1,998 shares,                 8,232          18,407
   respectively) Cost of shares repurchased (36,781 and 41,535 shares, respectively)                       (412,684)       (393,976)
                                                                                                     --------------   -------------
Total                                                                                                       331,059         165,842
                                                                                                     --------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                             (6,062,318)      5,732,294
                                                                                                     --------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                                 13,857,056      12,895,544

NET ASSETS
   Beginning of period                                                                                   78,937,665      66,042,121
                                                                                                     --------------   -------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $843,318 AND $818,277,
   RESPECTIVELY)                                                                                     $   92,794,721   $  78,937,665
                                                                                                     ==============   =============

                        See Notes to Financial Statements

Phoenix International Strategies Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS A
                                                          ------------------------------------------------------------
                                                                             YEAR ENDED NOVEMBER 30
                                                          ------------------------------------------------------------
                                                            2006         2005         2004         2003         2002
Net asset value, beginning of period                      $  10.96     $   9.84     $   8.21     $   7.11     $   7.92
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                            0.14         0.11         0.11         0.06         0.02
   Net realized and unrealized gain (loss)                    2.83         1.21         1.70         1.04        (0.83)
                                                          --------     --------     --------     --------     --------
      TOTAL FROM INVESTMENT OPERATIONS                        2.97         1.32         1.81         1.10        (0.81)
                                                          --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.17)       (0.20)       (0.18)          --           --
                                                          --------     --------     --------     --------     --------
      TOTAL DISTRIBUTIONS                                    (0.17)       (0.20)       (0.18)          --           --
                                                          --------     --------     --------     --------     --------
Change in net asset value                                     2.80         1.12         1.63         1.10        (0.81)
                                                          --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                            $  13.76     $  10.96     $   9.84     $   8.21     $   7.11
                                                          ========     ========     ========     ========     ========
Total return(1)                                              27.39%       13.61%       22.36%       15.47%      (10.23)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                  $ 83,849     $ 71,335     $ 57,946     $ 51,664     $ 52,234

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                     1.60%        1.79%        1.83%        2.02%        1.90%
   Gross operating expenses                                   1.68%        1.89%        1.83%        2.02%        1.90%
   Net investment income (loss)                               1.16%        1.06%        1.23%        0.90%        0.19%
Portfolio turnover                                              86%         142%          50%          38%          33%

                                                                                    CLASS B
                                                          ------------------------------------------------------------
                                                                             YEAR ENDED NOVEMBER 30
                                                          ------------------------------------------------------------
                                                            2006         2005         2004         2003         2002
Net asset value, beginning of period                      $  10.04     $   9.04     $   7.56     $   6.60     $   7.40
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                            0.05         0.04         0.04         0.01        (0.04)
   Net realized and unrealized gain (loss)                    2.59         1.10         1.57         0.95        (0.76)
                                                          --------     --------     --------     --------     --------
      TOTAL FROM INVESTMENT OPERATIONS                        2.64         1.14         1.61         0.96        (0.80)
                                                          --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.05)       (0.14)       (0.13)          --           --
                                                          --------     --------     --------     --------     --------
      TOTAL DISTRIBUTIONS                                    (0.05)       (0.14)       (0.13)          --           --
                                                          --------     --------     --------     --------     --------
Change in net asset value                                     2.59         1.00         1.48         0.96        (0.80)
                                                          --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                            $  12.63     $  10.04     $   9.04     $   7.56     $   6.60
                                                          ========     ========     ========     ========     ========
Total return(1)                                              26.43%       12.74%       21.52%       14.55%      (10.81)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                  $  6,575     $  6,008     $  6,809     $  7,377     $  8,562

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                     2.35%        2.55%        2.58%        2.78%        2.65%
   Gross operating expenses                                   2.43%        2.63%        2.58%        2.78%        2.65%
   Net investment income (loss)                               0.42%        0.43%        0.45%        0.14%       (0.56)%
Portfolio turnover                                              86%         142%          50%          38%          33%

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.

                        See Notes to Financial Statements

Phoenix International Strategies Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS C
                                                          ------------------------------------------------------------
                                                                             YEAR ENDED NOVEMBER 30
                                                          ------------------------------------------------------------
                                                            2006         2005         2004         2003         2002
Net asset value, beginning of period                      $  10.00     $   9.01     $   7.54     $   6.56     $   7.37
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                            0.05         0.04         0.04         0.01        (0.04)
   Net realized and unrealized gain (loss)                    2.59         1.09         1.56         0.97        (0.77)
                                                          --------     --------     --------     --------     --------
      TOTAL FROM INVESTMENT OPERATIONS                        2.64         1.13         1.60         0.98        (0.81)
                                                          --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.05)       (0.14)       (0.13)          --           --
                                                          --------     --------     --------     --------     --------
      TOTAL DISTRIBUTIONS                                    (0.05)       (0.14)       (0.13)          --           --
                                                          --------     --------     --------     --------     --------
Change in net asset value                                     2.59         0.99         1.47         0.98        (0.81)
                                                          --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                            $  12.59     $  10.00     $   9.01     $   7.54     $   6.56
                                                          ========     ========     ========     ========     ========
Total return(1)                                              26.54%       12.67%       21.45%       14.94%      (10.99)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                  $  2,371     $  1,595     $  1,286     $  1,029     $  1,017

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                     2.35%        2.55%        2.58%        2.78%        2.65%
   Gross operating expenses                                   2.43%        2.64%        2.58%        2.78%        2.65%
   Net investment income (loss)                               0.48%        0.39%        0.48%        0.14%       (0.56)%
Portfolio turnover                                              86%         142%          50%          38%          33%

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.

                        See Notes to Financial Statements

PHOENIX REAL ESTATE SECURITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, MICHAEL SCHATT AND GEOFFREY P. DYBAS, CFA

Q: HOW DID THE REAL ESTATE SECURITIES FUND PERFORM DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2006?

A: For the fiscal year ended November 30, 2006, the Fund's Class A shares returned 40.37%, Class B shares returned 39.29%, and Class C shares returned 39.32%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 14.22%, and the FTSE NAREIT Equity REITs Index, which is the Fund's style-specific benchmark, returned 36.92%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY REAL ESTATE INVESTMENT TRUST (REIT) MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

A: Our benchmark, the FTSE NAREIT Equity REITs Index, delivered a 36.92% return for the one-year period ended November 30, 2006. This return exceeded our initial outlook. Drivers included improving fundamentals, a cessation of interest rate increases by the Federal Reserve, and an increased number of mergers and acquisitions within the REIT class. Specifically, in 2005 we began to notice a trend where the private market was willing to pay more for certain publicly traded REITs than the public market. This trend continued through to the end of the Fund's fiscal year.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: As measured by the Fund's Class A, Class B and Class C shares at net asset value, the Fund outperformed the benchmark during the fiscal year ended November 30, 2006.

      Stock selectivity drove the majority of our upside performance relative to the benchmark, particularly within the office and regional mall sectors. The Fund consistently obtained the majority of its positive results from our bottom-up research efforts, which involve selecting and weighting individual names. The Fund's management team spends a significant amount of its time meeting with all levels of management of the companies in the REIT universe.

                                                                   DECEMBER 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Real Estate Securities Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS 1                           PERIODS ENDING 11/30/06
--------------------------------------------------------------------------------

                                                                       INCEPTION    INCEPTION
                                       1 YEAR    5 YEARS   10 YEARS   TO 11/30/06     DATE
                                       -------   -------   --------   -----------   ---------
      Class A Shares at NAV 2           40.37%    26.88%    17.58%          --            --
      Class A Shares at POP 3,4         32.30     25.38     16.89           --            --
      Class B Shares at NAV 2           39.29     25.93     16.71           --            --
      Class B Shares with CDSC 4        35.29     25.93     16.71           --            --
      Class C Shares at NAV 2           39.32        --        --        29.95%      7/25/03
      Class C Shares with CDSC 4        39.32        --        --        29.95       7/25/03
      S&P 500(R) Index                  14.22      6.08      8.07       Note 5       7/25/03
      FTSE NAREIT Equity REITs Index    36.92     24.18     15.80       Note 5       7/25/03

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 THE S&P 500 INDEX RETURNED 12.65% AND THE FTSE NAREIT EQUITY REITS INDEX RETURNED 28.50% SINCE (7/25/03) THE INCEPTION OF CLASS C SHARES.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 11/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/96 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The performance of the other share class will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Phoenix Real    Phoenix Real
                         Estate          Estate                     FTSE NAREIT
                       Securities      Securities     S&P 500(R)    Equity REITs
                      Fund Class A    Fund Class B      Index          Index
       11/29/1996        $ 9,425        $10,000          $10,000      $10,000
       11/28/1997         12,388         13,044           12,973       12,860
       11/30/1998         10,230         10,695           11,238       15,913
       11/30/1999          9,751         10,120           10,128       19,258
       11/30/2000         13,177         13,565           12,335       18,437
       11/30/2001         14,476         14,798           14,684       16,182
       11/29/2002         16,220         16,459           15,502       13,508
       11/28/2003         21,866         22,016           20,692       15,552
       11/30/2004         28,575         28,564           26,871       17,550
       11/30/2005         33,909         33,650           31,667       19,033
       11/30/2006         47,598         46,872           43,359       21,739

Phoenix Real Estate Securities Fund

ABOUT YOUR FUND'S EXPENSES (UNAUDITED)

(FOR THE SIX-MONTH PERIOD OF MAY 31, 2006 TO NOVEMBER 30, 2006)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Real Estate Securities Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is use-ful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investments and timing of any purchases or redemptions.

      Real Estate           Beginning            Ending         Expenses Paid
    Securities Fund       Account Value      Account Value         During
        Class A            May 31, 2006    November 30, 2006       Period*
-----------------------   --------------   ------------------   -------------
Actual                      $1,000.00          $1,277.90            $7.48

Hypothetical (5% return
   before expenses)          1,000.00           1,018.45             6.65

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.31%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (183) THAT EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      Real Estate           Beginning            Ending         Expenses Paid
    Securities Fund       Account Value      Account Value         During
        Class B            May 31, 2006    November 30, 2006       Period*
-----------------------   --------------   ------------------   -------------
Actual                      $1,000.00          $1,273.20           $11.74

Hypothetical (5% return
   before expenses)          1,000.00           1,014.64            10.46

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.06%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (183) THAT EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      Real Estate           Beginning            Ending         Expenses Paid
    Securities Fund       Account Value      Account Value         During
        Class C            May 31, 2006    November 30, 2006       Period*
-----------------------   --------------   ------------------   -------------
Actual                      $1,000.00          $1,273.20           $11.74

Hypothetical (5% return
   before expenses)          1,000.00           1,014.64            10.46

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.06%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (183) THAT EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Real Estate Securities Fund

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       11/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Apartments                                    20%
Office                                        19
Regional Malls                                14
Shopping Centers                              10
Lodging/Resorts                                8
Industrial                                     8
Self-Storage                                   6
Other                                         15

                             SCHEDULE OF INVESTMENTS
                                NOVEMBER 30, 2006

                                                SHARES             VALUE
                                            ---------------   ---------------
DOMESTIC COMMON STOCKS--96.8%

REAL ESTATE INVESTMENT TRUSTS--96.8%

DIVERSIFIED--4.8%
Vornado Realty Trust..................              564,037   $    71,130,706

HEALTH CARE--5.2%
Health Care Property Investors, Inc. .            1,112,117        40,336,484
Ventas, Inc. .........................              942,119        36,695,535
-----------------------------------------------------------------------------
TOTAL HEALTH CARE                                                  77,032,019
-----------------------------------------------------------------------------

INDUSTRIAL/OFFICE--29.8%

INDUSTRIAL--7.5%
AMB Property Corp.....................              454,009        27,817,131
Prologis..............................            1,279,017        83,353,538
                                                              ---------------
                                                                  111,170,669
                                                              ---------------
MIXED--1.5%
Duke Realty Corp......................              378,219        16,460,091
PS Business Parks, Inc. ..............               70,213         5,002,676
                                                              ---------------
                                                                   21,462,767
                                                              ---------------
OFFICE--18.7%
Alexandria Real Estate Equities, Inc.               410,959        42,361,654
Boston Properties, Inc. ..............              429,003        50,214,801
Corporate Office Properties Trust.....              935,064        46,482,031
Douglas Emmett, Inc.(b)...............              274,130         7,209,619
Equity Office Properties Trust........            1,229,723        59,272,649
Kilroy Realty Corp....................              255,267        20,880,841
SL Green Realty Corp..................              361,738        48,921,447
                                                              ---------------
                                                                  275,343,042
                                                              ---------------

                                                SHARES             VALUE
                                            ---------------   ---------------
SPECIALTY--2.1%
Digital Realty Trust, Inc. ...........              860,683   $    31,363,289
-----------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                           439,339,767
-----------------------------------------------------------------------------

LODGING/RESORTS--8.0%
DiamondRock Hospitality Co. ..........              438,722         7,765,379
Host Hotels & Resorts, Inc. ..........            2,975,396        75,039,476
LaSalle Hotel Properties..............              330,566        14,577,961
Sunstone Hotel Investors, Inc. .......              732,407        20,419,507
-----------------------------------------------------------------------------
TOTAL LODGING/RESORTS                                             117,802,323
-----------------------------------------------------------------------------

RESIDENTIAL--19.7%

APARTMENTS--19.7%
Apartment Investment & Management Co.
Class A ..............................              321,615        18,537,889

Archstone-Smith Trust.................            1,016,820        60,988,864
AvalonBay Communities, Inc. ..........              347,006        46,179,558
Camden Property Trust.................              274,702        21,901,990
Equity Residential....................            1,249,099        66,527,013
Essex Property Trust, Inc. ...........              341,382        45,076,079
United Dominion Realty Trust, Inc. ...              898,359        30,166,895
-----------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                 289,378,288
-----------------------------------------------------------------------------

RETAIL--23.6%

REGIONAL MALLS--13.7%
General Growth Properties, Inc. ......              867,449        47,657,648
Macerich Co. (The)....................              554,045        47,354,226
Simon Property Group, Inc. ...........            1,048,395       106,915,322
                                                              ---------------
                                                                  201,927,196
                                                              ---------------

                        See Notes to Financial Statements

Phoenix Real Estate Securities Fund

                                                SHARES             VALUE
                                            ---------------   ---------------
SHOPPING CENTERS--9.9%
Developers Diversified Realty Corp....              730,560   $    47,325,677
Federal Realty Investment Trust.......               85,590         7,290,556
Kimco Realty Corp.....................            1,162,302        53,907,567
Regency Centers Corp..................              474,411        37,468,981
                                                              ---------------
                                                                  145,992,781
                                                              ---------------
-----------------------------------------------------------------------------
TOTAL RETAIL                                                      347,919,977
-----------------------------------------------------------------------------

SELF STORAGE--5.7%
Extra Space Storage, Inc. ............            1,037,567        19,111,984
Public Storage, Inc. .................              666,093        64,131,434
-----------------------------------------------------------------------------
                                                                   83,243,418
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--96.8%
(IDENTIFIED COST $883,415,220)                                  1,425,846,498
-----------------------------------------------------------------------------

                                                  PAR
                                                 VALUE
                                                 (000)             VALUE
                                            ---------------   ---------------
SHORT-TERM INVESTMENTS --2.9%

COMMERCIAL PAPER(c)--2.9%
BellSouth Corp. 5.25%, 12/6/06........      $         3,460         3,457,477
CIT Group, Inc. 5.26%, 12/15/06.......                2,310         2,305,207
CIT Group, Inc. 5.24%, 3/9/07.........                  930           916,671
CIT Group, Inc. 5.18%, 5/16/07........                1,600         1,561,569

Clipper Receivables Co. LLC 5.26%,
12/14/06 .............................                2,715         2,709,843

Danaher Corp. 5.25%, 12/4/06..........                3,395         3,393,515
Govco, Inc. 5.26%, 12/11/06...........                3,995         3,989,163
Govco, Inc. 5.25%, 1/25/07............                2,500         2,480,454
Honeywell International 5.24%, 12/7/06                3,500         3,496,943
Lockhart Funding LLC 5.32%, 12/1/06...                5,480         5,480,000
Lockhart Funding LLC 5.27%, 12/11/06..                5,000         4,992,681
Lockhart Funding LLC 5.25%, 2/13/07...                1,500         1,483,470
Lockhart Funding LLC 5.26%, 2/23/07...                  300           296,252

                                                  PAR
                                                 VALUE
                                                 (000)             VALUE
                                            ---------------   ---------------
COMMERCIAL PAPER(c)--CONTINUED
Old Line Funding Corp. 5.26%, 12/27/06      $         3,323   $     3,310,376
Ranger Funding Co. LLC 5.26%, 12/15/06                3,500         3,492,841
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $43,366,709)                                      43,366,462
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $926,781,929)                                  1,469,212,960(a)

Other assets and liabilities, net--0.3%                             3,827,926
                                                              ---------------
NET ASSETS--100.0%                                            $ 1,473,040,886
                                                              ===============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $542,252,056 and gross depreciation of $2,198 for federal income tax purposes. At November 30, 2006, the aggregate cost of securities for federal income tax purposes was $926,963,102.
(b)   Non-income producing.
(c)   The rate shown is the discount rate.

                        See Notes to Financial Statements

Phoenix Real Estate Securities Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2006

ASSETS
Investment securities at value
   (Identified cost $926,781,929)                             $   1,469,212,960
Receivables
   Fund shares sold                                                   6,641,403
   Investment securities sold                                         4,763,157
   Dividends                                                            428,356
Prepaid expenses                                                         83,791
Other assets                                                            114,065
                                                              -----------------
      Total assets                                                1,481,243,732
                                                              -----------------
LIABILITIES
Cash overdraft                                                           18,673
Payables
   Investment securities purchased                                    3,793,712
   Fund shares repurchased                                            2,546,678
   Investment advisory fee                                              837,781
   Distribution and service fees                                        392,100
   Transfer agent fee                                                   200,193
   Trustee deferred compensation plan                                   114,065
   Administration fee                                                    85,586
   Trustees' fee                                                          4,371
   Other accrued expenses                                               209,687
                                                              -----------------
      Total liabilities                                               8,202,846
                                                              -----------------
NET ASSETS                                                    $   1,473,040,886
                                                              =================
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $     872,639,870
Undistributed net investment income                                     124,369
Accumulated net realized gain                                        57,845,616
Net unrealized appreciation                                         542,431,031
                                                              -----------------
NET ASSETS                                                    $   1,473,040,886
                                                              =================

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,289,006,604)               33,764,645
Net asset value per share                                     $           38.18
Offering price per share $38.18/(1-5.75%)                     $           40.51

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $71,239,891)                   1,887,445
Net asset value and offering price per share                  $           37.74

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $112,794,391)                  2,959,368
Net asset value and offering price per share                  $           38.11


                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2006

INVESTMENT INCOME
Dividends                                                     $      22,831,934
Interest                                                              1,672,638
                                                              -----------------
      Total investment income                                        24,504,572
                                                              -----------------
EXPENSES
Investment advisory fee                                               8,120,790
Service fees, Class A                                                 2,356,111
Distribution and service fees, Class B                                  634,028
Distribution and service fees, Class C                                  843,314
Financial agent fee                                                     327,725
Administration fee                                                      449,714
Transfer agent                                                        1,667,896
Printing                                                                521,731
Custodian                                                                97,633
Trustees                                                                 79,305
Registration                                                             73,016
Professional                                                             42,744
Miscellaneous                                                           117,484
                                                              -----------------
      Total expenses                                                 15,331,491
Custodian fees paid indirectly                                           (2,274)
                                                              -----------------
      Net expenses                                                   15,329,217
                                                              -----------------
NET INVESTMENT INCOME (LOSS)                                          9,175,355
                                                              -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized gain (loss) on investments                              58,060,959
Net change in unrealized appreciation (depreciation) on
   investments                                                      315,898,246
                                                              -----------------
NET GAIN (LOSS) ON INVESTMENTS                                      373,959,205
                                                              -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            $     383,134,560
                                                              =================

                        See Notes to Financial Statements

Phoenix Real Estate Securities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended          Year Ended
                                                                                     November 30, 2006   November 30, 2005
                                                                                     -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                                                      $       9,175,355   $      11,719,305
   Net realized gain (loss)                                                                 58,060,959          19,166,860
   Net change in unrealized appreciation (depreciation)                                    315,898,246          99,738,773
                                                                                     -----------------   -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             383,134,560         130,624,938
                                                                                     -----------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                          (10,314,850)         (9,881,106)
   Net investment income, Class B                                                             (309,563)           (506,822)
   Net investment income, Class C                                                             (359,139)           (438,911)
   Net realized short-term gains, Class A                                                     (446,101)         (2,379,413)
   Net realized short-term gains, Class B                                                      (36,021)           (260,944)
   Net realized short-term gains, Class C                                                      (41,021)           (182,948)
   Net realized long-term gains, Class A                                                   (15,980,900)        (27,309,066)
   Net realized long-term gains, Class B                                                    (1,290,391)         (2,994,920)
   Net realized long-term gains, Class C                                                    (1,469,532)         (2,099,729)
                                                                                     -----------------   -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                               (30,247,518)        (46,053,859)
                                                                                     -----------------   -----------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (16,009,095 and 15,369,429 shares, respectively)          514,058,334         390,796,357
   Net asset value of shares issued from reinvestment of distributions (785,097
      and 1,262,818 shares, respectively)                                                   22,530,355          31,804,672
   Cost of shares repurchased (9,233,967 and 10,499,223 shares, respectively)             (291,228,656)       (268,156,590)
                                                                                     -----------------   -----------------
Total                                                                                      245,360,033         154,444,439
                                                                                     -----------------   -----------------
CLASS B
   Proceeds from sales of shares (264,671 and 456,111 shares, respectively)                  8,294,715          11,391,586
   Net asset value of shares issued from reinvestment of distributions (43,069
      and 105,122 shares, respectively)                                                      1,192,488           2,620,787
   Cost of shares repurchased (539,819 and 734,022 shares, respectively)                   (16,974,716)        (18,433,009)
                                                                                     -----------------   -----------------
Total                                                                                       (7,487,513)         (4,420,636)
                                                                                     -----------------   -----------------
CLASS C
   Proceeds from sales of shares (1,101,301 and 1,186,746 shares, respectively)             35,275,712          30,052,784
   Net asset value of shares issued from reinvestment of distributions (51,135
      and 80,193 shares, respectively)                                                       1,431,248           2,019,144
   Cost of shares repurchased (602,791 and 367,148 shares, respectively)                   (18,975,559)         (9,420,158)
                                                                                     -----------------   -----------------
Total                                                                                       17,731,401          22,651,770
                                                                                     -----------------   -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                               255,603,921         172,675,573
                                                                                     -----------------   -----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                   608,490,963         257,246,652

NET ASSETS
   Beginning of period                                                                     864,549,923         607,303,271
                                                                                     -----------------   -----------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $124,369
      AND $1,887,795, RESPECTIVELY)                                                  $   1,473,040,886   $     864,549,923
                                                                                     =================   =================

                          See Notes to Financial Statements

Phoenix Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                              ----------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30
                                              ----------------------------------------------------------------
                                                   2006         2005         2004         2003         2002
Net asset value, beginning of period          $      28.15   $    25.46   $    20.09   $    15.59   $    15.23
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                    0.30         0.43         0.44         0.62         0.69
   Net realized and unrealized gain (loss)           10.73         4.08         5.60         4.62         1.04
                                              ------------   ----------   ----------   ----------   ----------
      TOTAL FROM INVESTMENT OPERATIONS               11.03         4.51         6.04         5.24         1.73
                                              ------------   ----------   ----------   ----------   ----------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.37)       (0.42)       (0.50)       (0.62)       (0.68)
   Distributions from net realized gains             (0.63)       (1.40)       (0.17)       (0.12)       (0.69)
                                              ------------   ----------   ----------   ----------   ----------
      TOTAL DISTRIBUTIONS                            (1.00)       (1.82)       (0.67)       (0.74)       (1.37)
                                              ------------   ----------   ----------   ----------   ----------
Change in net asset value                            10.03         2.69         5.37         4.50         0.36
                                              ------------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                $      38.18   $    28.15   $    25.46   $    20.09   $    15.59
                                              ============   ==========   ==========   ==========   ==========
Total return(1)                                      40.37%       18.67%       30.68%       34.81%       12.05%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $  1,289,007   $  737,744   $  511,107   $  260,615   $   51,440

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                             1.30%        1.30%        1.28%        1.30%        1.30%
   Gross operating expenses                           1.30%        1.30%        1.28%        1.34%        1.61%
   Net investment income                              0.94%        1.68%        1.98%        3.52%        4.48%
Portfolio turnover                                      24%          22%          28%          16%          14%

                                                                          CLASS B
                                              ----------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30
                                              ----------------------------------------------------------------
                                                   2006         2005         2004         2003         2002
Net asset value, beginning of period          $      27.86   $    25.21   $    19.91   $    15.46   $    15.11
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                    0.07         0.23         0.27         0.48         0.57
   Net realized and unrealized gain (loss)           10.59         4.05         5.54         4.59         1.03
                                              ------------   ----------   ----------   ----------   ----------
      TOTAL FROM INVESTMENT OPERATIONS               10.66         4.28         5.81         5.07         1.60
                                              ------------   ----------   ----------   ----------   ----------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.15)       (0.23)       (0.34)       (0.50)       (0.56)
   Distributions from net realized gains             (0.63)       (1.40)       (0.17)       (0.12)       (0.69)
                                              ------------   ----------   ----------   ----------   ----------
      TOTAL DISTRIBUTIONS                            (0.78)       (1.63)       (0.51)       (0.62)       (1.25)
                                              ------------   ----------   ----------   ----------   ----------
Change in net asset value                             9.88         2.65         5.30         4.45         0.35
                                              ------------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                $      37.74   $    27.86   $    25.21   $    19.91   $    15.46
                                              ============   ==========   ==========   ==========   ==========
Total return(1)                                      39.29%       17.81%       29.74%       33.76%       11.23%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $     71,240   $   59,042   $   57,797   $   39,299   $   17,984

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                             2.05%        2.05%        2.03%         2.05%       2.05%
   Gross operating expenses                           2.05%        2.05%        2.03%         2.09%       2.37%
   Net investment income                              0.24%        0.93%        1.25%         2.79%       3.70%
Portfolio turnover                                      24%          22%          28%          16%          14%

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.

                       See Notes to Financial Statements

Phoenix Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS C
                                              ----------------------------------------------------------
                                                                                             FROM
                                                      YEAR ENDED NOVEMBER 30               INCEPTION
                                              --------------------------------------   JULY 25, 2003 TO
                                                  2006          2005          2004     NOVEMBER 30, 2003
Net asset value, beginning of period          $      28.12   $    25.43   $    20.07       $   17.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                    0.06         0.25         0.26            0.19
   Net realized and unrealized gain (loss)           10.71         4.07         5.61            2.13
                                              ------------   ----------   ----------   -----------------
      TOTAL FROM INVESTMENT OPERATIONS               10.77         4.32         5.87            2.32
                                              ------------   ----------   ----------   -----------------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.15)       (0.23)       (0.34)          (0.15)
   Distributions from net realized gains             (0.63)       (1.40)       (0.17)             --
                                              ------------   ----------   ----------   -----------------
      TOTAL DISTRIBUTIONS                            (0.78)       (1.63)       (0.51)          (0.15)
                                              ------------   ----------   ----------   -----------------
Change in net asset value                             9.99         2.69         5.36            2.17
                                              ------------   ----------   ----------   -----------------
NET ASSET VALUE, END OF PERIOD                $      38.11   $    28.12   $    25.43       $   20.07
                                              ============   ==========   ==========   =================
Total return(1)                                      39.32%       17.80%       29.78%          13.03%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $    112,794   $   67,764   $   38,399       $   4,785

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                             2.05%        2.05%        2.03%           2.05%(3)
   Gross operating expenses                           2.05%        2.05%        2.03%           2.07%(3)
   Net investment income                              0.19%        0.97%        1.17%           2.88%(3)
Portfolio turnover                                      24%          22%          28%             16%(4)

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.
(3)   Annualized.
(4)   Not annualized.

                        See Notes to Financial Statements

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006

1. ORGANIZATION

      Phoenix Multi-Portfolio Fund (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

      Currently three Funds are offered for sale (each a "Fund"). The Phoenix Emerging Markets Bond Fund ("Emerging Markets Bond Fund") is non-diversified and has an investment objective of high current income and a secondary objective of long-term capital appreciation. The Phoenix International Strategies Fund ("International Strategies Fund") is diversified and has an investment objective of high total return consistent with reasonable risk. The Phoenix Real Estate Securities Fund ("Real Estate Securities Fund") is non-diversified and has an investment objective of capital appreciation and income with approximately equal emphasis.

      The Funds offer the following classes of shares for sale:

                                 Class A    Class B    Class C
                                 -------    -------    -------
Emerging Markets Bond Fund          x          x          x
International Strategies Fund       x          x          x
Real Estate Securities Fund         x          x          x

      Class A shares of the Real Estate Securities Fund and the International Strategies Fund are sold with a front-end sales charge of up to 5.75%. Class A shares of the Emerging Markets Bond Fund are sold with a front-end sales charge of up to 4.75%. Generally, Class A shares are not subject to any charges by the funds when redeemed; however, a 1% contingent deferred sales charge may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. Class B shares are sold with a contingent deferred sales charge, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

      Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

      In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

      Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006 (CONTINUED)

Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

      The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006; with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The evaluation of the impact that will result from adopting FIN 48 is in progress.

D. DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:

      Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

F. FOREIGN CURRENCY TRANSLATION:

      Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. REIT INVESTMENTS:

      With respect to the Real Estate Securities Fund, dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

I. OPTIONS:

      Certain Funds may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

      Certain Funds may purchase options, which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006 (CONTINUED)

      Transactions in written options for the Emerging Markets Bond Fund for the period ended November 30, 2006 were as follows:

                                                         Number of     Premiums
                                                         Contracts     Received
                                                         ---------     --------
Option contracts outstanding at
  November 30, 2005 ............................            --         $     --
Option contracts written .......................            13            2,611
Option contracts sold ..........................           (13)          (2,611)
Option contracts exercised .....................            --               --
Option contracts expired .......................            --               --
                                                         -----         --------
Option contracts outstanding as of
  November 30, 2006 ............................            --         $     --
                                                         =====         ========

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

      Certain Funds may engage in when-issued or delayed delivery transactions. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. LOAN AGREEMENTS:

      Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

L. CREDIT LINKED NOTES:

      The Emerging Markets Fund may invest in credit linked notes which are usually issued by a special purpose vehicle that is selling credit protection through a credit default swap. The performance of the notes is linked to the performance of the underlying reference obligation. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Credit linked notes may also have risks with default by the referenced obligation, currency and/or interest rates.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

      As compensation for its services to the Trust, Phoenix Investment Counsel, Inc., (the "Adviser"), ("PIC"), an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                                     1st        $1-2       $2 +
                                                  $1 Billion   Billion   Billion
                                                  ----------   -------   -------
Emerging Markets Bond Fund .................        0.75%       0.70%     0.65%
International Strategies Fund ..............        0.85%       0.80%     0.75%
Real Estate Securities Fund ................        0.75%       0.70%     0.65%

      Prior to September 1, 2006, Duff & Phelps Investment Management Co. ("Duff & Phelps") served as Adviser to the Real Estate Securities Fund. During that period, Duff & Phelps received the same fee as listed in the table above.

      The Adviser has contractually agreed to limit the Real Estate Securities Fund's total operating expenses (excluding interest, taxes, and extraordinary expenses), through March 31, 2008, to the extent that such expenses do not exceed the following percentages of the average annual net asset values for the
Fund:

                                                   Class A     Class B   Class C
                                                   Shares      Shares    Shares
                                                   -------     -------   -------
Real Estate Securities Fund ................        1.30%       2.05%     2.05%

      PIC had contractually agreed to a 0.10% waiver of management fees through September 30, 2006, for the International Strategies Fund.

      The Adviser will not seek to recapture any prior years' reimbursed expenses or waived investment advisory fees.

      HSBC Halbis Partners (USA) Inc. ("HSBC") is the subadviser to the Emerging Markets Bond Fund. PIC pays HSBC a subadvisory fee that is 50% of the gross management fee as calculated based on the average daily net assets of the Fund.

      Acadian Asset Management, Inc. ("Acadian") and New Star Institutional Managers Limited ("New Star") are the subadvisers to the International Strategies Fund. PIC pays Acadian a subadvisory fee, based on the schedule below, on the aggregated international assets managed by Acadian across all Phoenix Funds subadvised by Acadian:

                                       1st           $200+ million        $500+
                                   $200 million   through $500 million   million
                                   ------------   --------------------   -------
Subadvisory Fee ..............        0.50%              0.40%            0.35%

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006 (CONTINUED)

      PIC pays New Star a subadvisory fee, based on the schedule below, on the aggregated international assets managed by New Star across all Phoenix Funds subadvised by New Star:

                                                        1st               $100+
                                                    $100 million         million
                                                    ------------         -------
Subadvisory Fee ...................                    0.50%              0.40%

      Effective September 1, 2006, Duff & Phelps is the subadviser to the Real Estate Securities Fund. PIC pays Duff & Phelps a subadvisory fee at a rate of 50% of the gross investment management fee.

      As distributor of each Fund's shares, Phoenix Equity Planning Corporation ("PEPCO") an indirect wholly-owned subsidiary of PNX, has advised the Funds that it retained net selling commissions and deferred sales charges for the fiscal year (the "period") ended November 30, 2006, as follows:

                                     Class A         Class B          Class C
                                   Net Selling      Deferred         Deferred
                                   Commissions    Sales Charges    Sales Charges
                                   -----------    -------------    -------------
Emerging Markets Bond Fund .....    $  2,253        $  19,689         $   286
International Strategies Fund ..       4,688            9,446             125
Real Estate Securities Fund ....     143,504          142,873          25,708

      In addition, each Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective class.

      Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

      Effective July 1, 2006, PEPCO receives an administration fee at an annual rate of 0.09% of the first $5 billion, 0.08% on the next $10 billion, and 0.07% over $15 billion of the average net assets across all non-money market Phoenix Funds within the Phoenix Funds Family.

      Until June 30, 2006, PEPCO served as Financial Agent to the Trust. PEPCO received a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC Inc. (subagent to PEPCO), plus (2) the documented cost of fund accounting, tax services and related services provided by PFPC Inc. For the period ended November 30, 2006, the Trust incurred administration and/or financial agent fees totaling $903,938.

      PEPCO serves as the Trust's transfer agent with Boston Financial Data Services, Inc. serving as sub-transfer agent. For the period ended November 30, 2006, transfer agent fees were $1,960,910 as reported in the Statements of Operations, of which PEPCO retained the following:

                                                                  Transfer Agent
                                                                   Fee Retained
                                                                  --------------
Emerging Markets Bond Fund ................................          $ 14,696
International Strategies Fund .............................            70,556
Real Estate Securities Fund ...............................           493,264

      At November 30, 2006, PNX and its affiliates, the retirement plans of PNX and its affiliates, and Phoenix affiliated Funds held shares, which aggregated the following:

                                                                      Aggregate
                                                                      Net Asset
                                                        Shares          Value
                                                      ----------     -----------
Emerging Markets Bond Fund, Class A ............           4,111     $    36,382
International Strategies Fund, Class A .........       1,521,946      20,941,977
International Strategies Fund, Class C .........          10,657         134,172
Real Estate Securities Fund, Class A ...........         455,056      17,374,038

      The Fund provides a deferred compensation plan for its trustees who are not officers of Phoenix. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the trustees. Investments in such funds are included in "Other" assets on the Statement of Assets and Liabilities at November 30, 2006.

Emerging Markets Bond Fund ................................          $  3,272
International Strategies Fund .............................             7,563
Real Estate Securities Fund ...............................           114,065

4. PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities, and options) during the period ended November 30, 2006, were as follows:

                                                   Purchases           Sales
                                                 ------------       ------------
Emerging Markets Bond Fund ...............       $ 55,153,382       $ 58,628,693
International Strategies Fund ............         74,435,587         80,243,582
Real Estate Securities Fund ..............        475,843,050        251,899,493

      Purchases and sales of long-term U.S. Government and agency securities during the period ended November 30, 2006 were as follows:

                                                   Purchases           Sales
                                                 ------------       ------------
Emerging Markets Bond Fund........               $         --       $  1,990,078

5. CREDIT RISK AND ASSET CONCENTRATIONS

      Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006 (CONTINUED)

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

      High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

6. 10% SHAREHOLDERS

      As of November 30, 2006, the International Strategies Fund and the Real Estate Securities Fund had single shareholder and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding as detailed below.

                                                          % Shares     Number of
                                                         Outstanding   Accounts
                                                         -----------   ---------
International Strategies Fund .......................        16%           1
Real Estate Securities Fund .........................        25%           2

      The account for the International Strategies Fund is affiliated with PNX.

7. INDEMNIFICATIONS

      Under the Funds' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8. REGULATORY EXAMS

      Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the Securities and Exchange Commission ("SEC") conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the Boston District Office issued a deficiency letter noting perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. In 2005, based on the third party analysis the Company notified the staff at the SEC Boston District Office that reimbursements were not appropriate under the circumstances. The Company does not believe that the outcome of this matter will be material to these financial statements.

9. FEDERAL INCOME TAX INFORMATION

      The Funds have the following capital loss carryovers, which may be used to offset future capital gains:

                                                           Expiration Year
                                                      --------------------------
                                                         2008           2009
                                                      -----------    -----------

Emerging Markets Bond Fund .................          $15,783,427    $ 5,098,571
International Strategies Fund ..............                   --             --

                                                    Expiration Year
                                       -----------------------------------------
                                          2010           2011           Total
                                       -----------    -----------    -----------
Emerging Markets Bond Fund ........             --             --    $20,881,998
International Strategies Fund .....    $ 3,888,488    $ 8,054,548     11,943,036

      The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

      For the period ended November 30, 2006, the Funds utilized losses deferred in prior years against current year capital gains as follows:

                                                                       Utilized
                                                                      ----------
Emerging Markets Bond Fund ...............................            $1,689,320
International Strategies Fund ............................             7,342,581

      The Emerging Markets Bond Fund had $2,452,463 in capital loss carryover which expired in 2006.

      The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                                 Undistributed     Undistributed
                                                   Ordinary          Long-Term
                                                    Income         Capital Gains
                                                 -------------     -------------
Emerging Markets Bond Fund .................     $      19,587                --
International Strategies Fund ..............           843,318                --
Real Estate Securities Fund ................        11,130,599     $  47,020,559

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006 (CONTINUED)

      The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

10. RECLASSIFICATION OF CAPITAL ACCOUNTS

      For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of November 30, 2006, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

                                         Capital
                                         Paid in     Accumulated   Undistributed
                                        on Shares        Net            Net
                                           of         Realized      Investment
                                       Beneficial       Gain          Income
                                        Interest       (Loss)         (Loss)
                                       -----------   -----------   -------------
Emerging Markets Bond Fund .........   $(2,337,534)  $ 2,126,356     $ 211,178
International Strategies Fund ......            --      (192,445)      192,445
Real Estate Securities Fund ........          (484)      (44,287)       44,771

11. SUBSEQUENT EVENT

      Effective December 29, 2006, the Real Estate Securities Fund began offering Class I shares. The Class I shares are offered primarily for Institutional investors. For more information please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)

      For the fiscal year ended November 30, 2006, the International Strategies Fund hereby designates 100%, or the maximum allowable of its ordinary income dividends to qualify for the lower tax rate applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.

      For the fiscal year ended November 30, 2006, the Funds designated long-term capital gain dividends as follows:

      Real Estate Securities Fund ......................      $ 47,020,559
--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS [LOGO]

To the Board of Trustees of
Phoenix Multi-Portfolio Fund and Shareholders of
Phoenix Emerging Markets Bond Fund
Phoenix International Strategies Fund
Phoenix Real Estate Securities Fund

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Emerging Markets Bond Fund, Phoenix International Strategies Fund and Phoenix Real Estate Securities Fund (constituting Phoenix Multi-Portfolio Fund, hereafter referred to as the "Trust") at November 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
January 15, 2007

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX EMERGING MARKETS BOND FUND (THE "FUND")
NOVEMBER 30, 2006 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory and subadvisory agreements. The Board, including a majority of the independent Trustees, at a meeting held on November 16, 2006, approved the continuation of the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund for an additional year. At a meeting held on November 4, 2005, the Board approved the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and HSBC Halbis Partners (USA) Inc. (the "Subadvisor") for an initial two-year period. As a result, only the Advisory Agreement was considered for renewal at the November 16, 2006 meeting. Pursuant to the Advisory Agreement, PIC provides advisory services to the Fund. Pursuant to the Subadvisory Agreement, effective December 1, 2005, the Subadvisor provides the day to day investment management for the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates are reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by PIC: 1) comparing the performance of the Fund with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with PIC's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment. The Board noted that PIC was responsible for the general oversight of the investment programs of the Fund and the monitoring of the Fund's Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of PIC's Investment Oversight Committee. With respect to compliance monitoring, the Board noted that PIC requires quarterly compliance certifications from the Subadvisor and conducts compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to over 60 mutual funds and several institutional clients. The Board also noted the extent of benefits that are provided to Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given in a report for the Fund prepared by Lipper Financial Services ("Lipper") for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted performance had improved and that the Fund had outperformed its benchmark for the 1 and 5 year periods and the year-to-date period, but the Fund trailed its Lipper peer group for all periods reported. The Board determined the Fund should remain on the list of funds to be monitored, while it also noted the change in the Subadvisor to manage the Fund as of December 1, 2005 was intended to improve the Fund's performance.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of PIC for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates for providing administrative support for the Fund. Attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Fund was reasonable.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX EMERGING MARKETS BOND FUND (THE "FUND")
NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of Fund expenses. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of funds selected by Lipper as the Fund's appropriate Lipper expense peer group. The Board noted that the total expenses of the Fund were above the Lipper expense group average. The Board noted the impact of the Fund's relatively small size on the Fund's total expenses compared to the funds included in the Lipper expense group, and the small number of funds included in the group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense peer group and concluded that such fee and expenses were reasonable. In addition, management indicated that it was exploring ways to reduce the Fund's expenses.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on assets under management. The Board also noted that it was likely that PIC and the Fund would achieve certain economies of scale as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX INTERNATIONAL STRATEGIES FUND (THE "FUND")
NOVEMBER 30, 2006 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory and subadvisory agreements. The Board, including a majority of the independent Trustees, at a meeting held on November 16, 2006, approved the continuation of the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the investment subadvisory agreement (the "Acadian Subadvisory Agreement") between PIC and Acadian Asset Management, Inc. ("Acadian") and the investment subadvisory agreement (the "New Star Subadvisory Agreement") between PIC and New Star Institutional Managers Limited ("New Star") for an additional year. Together, Acadian and New Star are collectively referred to as the "Subadvisors" and the Acadian Subadvisory Agreement and the New Star Subadvisory Agreement are referred to collectively as the "Subadvisory Agreements." Pursuant to the Advisory Agreement, PIC provides advisory services to the Fund. Pursuant to the Subadvisory Agreements, effective July 1, 2005, the Subadvisors provide the day to day investment management for the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates are reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by PIC: 1) comparing the performance of the Fund with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with PIC's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment. The Board noted that PIC was responsible for the general oversight of the investment programs of the Fund and the monitoring of the Subadvisors' investment performance and their compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of PIC's Investment Oversight Committee. With respect to compliance monitoring, the Board noted that PIC requires quarterly compliance certifications from the Subadvisors and conducted compliance due diligence visits or telephone calls with the Subadvisors. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to over 60 mutual funds and several institutional clients. The Board also noted the extent of benefits that are provided to Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given in a report for the Fund prepared by Lipper Financial Services ("Lipper") for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2006. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. While the Board noted that the Fund had trailed its benchmark for all periods, it also noted the Fund's performance relative to its Lipper peer group was improving during the recent year to date and 1 year periods. The Board also noted the change in performance after the change in investment managers, pursuant to the Subadvisory Agreements that became effective July 1, 2005.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of PIC for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX INTERNATIONAL STRATEGIES FUND (THE "FUND")
NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

for providing administrative support for the Fund. Attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PIC from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of Fund expenses. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of funds selected by Lipper as the Fund's appropriate Lipper expense peer group. The Board noted that the total expenses and the management fee of the Fund were less than those for the peer group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense peer group and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on assets under management. The Board also noted that it was likely that PIC and the Fund would achieve certain economies of scale as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisors are reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisors and the portfolio managers in managing other accounts. In this regard, the Board noted that the Acadian portfolio management team includes one manager with 15 years of experience in the investment management business and another manager with over 6 years of experience in the investment management business. Likewise, the New Star portfolio management team has over 10 years of experience in the investment management business. Turning to compensation, the Board noted that a primary factor in a Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Fund's shareholders. The Board also considered and was satisfied with the adequacy of each Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given in a report for the Fund prepared by Lipper. The Lipper report showed the investment performance of the Fund's Class A shares for the 1 year and the year-to-date periods ended September 30, 2006. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. While the Board noted that the Fund had trailed its benchmark for the 1 year and the year-to-date periods, it also noted that the performance of the Fund appeared to be improving since the effective date of the Subadvisory Agreements.

      PROFITABILITY. The Board did not separately review profitability information for the Subadvisors, noting that the subadvisory fees are paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board reviewed the subadvisory fees along with fees charged by the Subadvisors to comparative funds that they managed, but also noted that the subadvisory fees are paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Fund's shareholders, but noted that any economies would be generated with respect to PIC because the Fund does not pay the subadvisory fee.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX REAL ESTATE SECURITIES FUND (THE "FUND")
NOVEMBER 30, 2006 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory and subadvisory agreements. The Board, including a majority of the independent Trustees, at a meeting held on November 16, 2006, renewed the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund, and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Duff & Phelps Investment Management Co. ("Subadvisor"), each of which took effect on September 1, 2006. Prior to September 1, 2006, Duff & Phelps Investment Management Co. had acted as investment adviser to the Fund. Effective September 1, 2006, PIC became Investment Adviser and Duff & Phelps became Subadvisor as a result of a realignment in investment advisers wholly owned and controlled by Phoenix Investment Partners, Inc. Pursuant to the Advisory Agreement, PIC provides advisory services to the Fund. Pursuant to the Subadvisory Agreement, the Subadvisor provides the day to day investment management for the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates are reasonable. The Board's conclusion was based, in part, upon services provided to other funds managed by PIC and which would be provided to the Fund, such as quarterly reports provided by PIC: 1) comparing the performance of the Fund with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with PIC's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment. The Board noted that PIC would be responsible for the general oversight of the investment programs of the Fund and the monitoring of the Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of PIC's Investment Oversight Committee. With respect to compliance monitoring, the Board noted that PIC requires quarterly compliance certifications from the Subadvisor and would conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to over 60 mutual funds and several institutional clients. The Board also noted the extent of benefits that are provided to Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board did not separately review performance for PIC as the Advisory Agreement was in effect only as of September 1, 2006.

      PROFITABILITY. The Board also considered the level of profits expected to be realized by PIC and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of PIC for its management of the Phoenix retail fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. Attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the expected profitability to PIC from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of Fund expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of funds selected by Lipper as the Fund's appropriate Lipper expense peer group. The Board noted that the total expenses of the Fund were less

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX REAL ESTATE SECURITIES FUND (THE "FUND")
NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

than the average total expenses for comparable funds and that the management fee was less than the median for the peer group. The Board further noted that the management fee remained the same after PIC became the investment adviser for the Fund. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense peer group and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on assets under management. The Board also noted that it was likely that PIC and the Fund would achieve certain economies of scale as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor are reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers in managing other accounts, as well as managing the Fund as investment adviser until September 1, 2006. In this regard, the Board noted that each member of the portfolio management team had over 11 years of experience in managing real estate investment securities for clients of the Subadvisor. The Board also considered the Subadvisor's experience in managing over $6 billion in assets. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Fund's shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given in a report for the Fund prepared by Lipper Financial Services ("Lipper") for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2006. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Fund had exceeded the benchmark and the Lipper peer group average for its investment style for the 1, 3, 5, 10 and year to date periods.

      PROFITABILITY. The Board did not separately review profitability information for the Subadvisor, noting that the subadvisory fee is paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board reviewed the subadvisory fees along with fees charged by the Subadvisor to comparative funds that it managed, but also noted that the subadvisory fees are paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Fund's shareholders, but noted that any economies would be generated with respect to PIC because the Fund does not pay the subadvisory fee.

                         RESULTS OF SHAREHOLDER MEETING
                          PHOENIX MULTI-PORTFOLIO FUND
                                OCTOBER 31, 2006
                                   (UNAUDITED)

      At a special meeting of shareholders of Phoenix Multi-Portfolio Fund (the "Trust") held on October 31, 2006, shareholders voted on the following proposals:

            1. To elect eleven Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected (Proposal 1).

            2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Trusts (Proposal 7).

NUMBER OF ELIGIBLE UNITS VOTED:

1.          Election of Trustees

                                                        FOR            AGAINST
                                                    -----------      -----------
            E. Virgil Conway ..................     682,517,114      12,072,461
            Harry Dalzell-Payne ...............     682,532,229      12,057,346
            Daniel T. Geraci ..................     682,656,909      11,932,666
            Francis E. Jeffries ...............     682,582,755      12,006,820
            Leroy Keith, Jr. ..................     682,657,719      11,931,856
            Marilyn E. LaMarche ...............     682,581,549      12,008,026
            Philip R. McLoughlin ..............     682,595,153      11,994,422
            Geraldine M. McNamara .............     682,616,025      11,973,550
            James M. Oates ....................     682,686,769      11,902,805
            Richard E. Segerson ...............     682,625,121      11,964,454
            Ferdinand L. J. Verdonck ..........     682,722,283      11,867,291

                                                                                     FOR          AGAINST      ABSTAIN
                                                                                 -----------     ---------    ----------
2.          To ratify the appointment of PricewaterhouseCoopers LLC
            as the independent registered public accounting firm ..........      679,397,324     4,985,083    10,207,167

                         RESULTS OF SHAREHOLDER MEETING
                       PHOENIX EMERGING MARKETS BOND FUND
                                NOVEMBER 21, 2006
                                   (UNAUDITED)

      At a special meeting of shareholders of Phoenix Emerging Markets Bond Fund (the "Fund"), a series of Phoenix Multi-Portfolio Fund (the "Trust") held on November 21, 2006, shareholders voted on the following proposals:

            1. To approve the amendment of fundamental restrictions of the Fund with respect to loans (Proposal 3).

            2. To approve a proposal to reclassify the investment objective of the Investment Objective Funds from fundamental to non-fundamental (Proposal 6).

NUMBER OF ELIGIBLE UNITS VOTED:

                                                                     FOR          AGAINST      ABSTAIN      BROKER NON-VOTES
                                                                  ---------       -------      -------      ----------------
1.          Amendment of fundamental restrictions
            of the Fund with respect to loans .............       2,258,847       202,797       85,045          989,641

2.          To reclassify the investment objective of the
            Investment Objective Funds from fundamental
            to non-fundamental ............................       2,356,069       119,872       70,748          989,641

                         RESULTS OF SHAREHOLDER MEETING
                      PHOENIX INTERNATIONAL STRATEGIES FUND
                               NOVEMBER 21, 2006
                                   (UNAUDITED)

      At a special meeting of shareholders of Phoenix International Strategies Fund (the "Fund"), a series of Phoenix Multi-Portfolio Fund (the "Trust") held on November 21, 2006, shareholders voted on the following proposals:

            1. To approve a proposal to permit Phoenix Investment Counsel, Inc. ("PIC") to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval (Proposal
                  2).

            2. To approve the amendment of fundamental restrictions of the Fund with respect to loans (Proposal 3).

            3. To approve a proposal to reclassify the investment objective of the Investment Objective Funds from fundamental to non-fundamental (Proposal 6).

NUMBER OF ELIGIBLE UNITS VOTED:

                                                                     FOR          AGAINST      ABSTAIN      BROKER NON-VOTES
                                                                  ---------       -------      -------      ----------------
1.          To permit PIC to hire and replace subadvisers
            or to modify subadvisory agreements without
            shareholder approval ..........................       3,880,989       146,326      223,679          777,002

2.          Amendment of fundamental restrictions of the
            Funds with respect to loans ...................       3,888,358       124,237      238,398          777,002

3.          To reclassify the investment objective of the
            Investment Objective Funds from fundamental
            to non-fundamental ............................       3,903,318       107,600      240,074          777,002

                         RESULTS OF SHAREHOLDER MEETING
                       PHOENIX REAL ESTATE SECURITIES FUND
                                NOVEMBER 21, 2006
                                   (UNAUDITED)

      At a special meeting of shareholders of Phoenix Real Estate Securities Fund (the "Fund"), a series of Phoenix Multi-Portfolio Fund (the "Trust") held on November 21, 2006, shareholders voted on the following proposals:

            1. To approve a proposal to permit Phoenix Investment Counsel, Inc. ("PIC") to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval (Proposal
                  2).

            2. To approve the amendment of fundamental restrictions of the Fund with respect to loans (Proposal 3).

            3. To approve a proposal to reclassify the investment objective of the Investment Objective Funds from fundamental to non-fundamental (Proposal 6).

NUMBER OF ELIGIBLE UNITS VOTED:

                                                                    FOR           AGAINST      ABSTAIN      BROKER NON-VOTES
                                                                 ----------       -------      -------      ----------------
1.          To permit PIC to hire and replace subadvisers
            or to modify subadvisory agreements without
            shareholder approval ..........................      12,002,345       740,722      299,828         5,946,651

2.          Amendment of fundamental restrictions of the
            Funds with respect to loans ...................      11,905,288       796,266      341,341         5,946,651

3.          To reclassify the investment objective of the
            Investment Objective Funds from fundamental
            to non-fundamental ............................      11,446,743       974,502      621,650         5,946,651

FUND MANAGEMENT TABLES (UNAUDITED)

      Information pertaining to the Trustees and officers of the Trust as of November 30, 2006, is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

      The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are serving a two year term expiring in 2006.

                                                     INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF
                                           PORTFOLIOS IN
                                           FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS AND        LENGTH OF      OVERSEEN BY                          DURING PAST 5 YEARS AND
      DATE OF BIRTH         TIME SERVED       TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway            Served since        67         Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC   1993.                          (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                            (1983-present). Trustee/Director, Realty Foundation of New York
New York, NY 10178                                         (1972-present), Josiah Macy, Jr. Foundation (Honorary)
DOB: 8/2/29                                                (2004-present), Pace University (Director/Trustee Emeritus) (2003-
                                                           present), Greater New York Councils, Boy Scouts of America
                                                           (1985-present), The Academy of Political Science (Vice Chairman)
                                                           (1985-present), Urstadt Biddle Property Corp. (1989-present),
                                                           Colgate University (Trustee Emeritus) (2004-present).
                                                           Director/Trustee, The Harlem Youth Development Foundation,
                                                           (Chairman) (1998-2002), Metropolitan Transportation Authority
                                                           (Chairman) (1992-2001), Trism, Inc. (1994-2001), Consolidated
                                                           Edison Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                           Insurance Company (1974-2002), Centennial Insurance Company
                                                           (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie
                                                           Mac Mortgage Securities Fund (Advisory Director) (1990-2000),
                                                           Accuhealth (1994-2002), Pace University (1978-2003), New York
                                                           Housing Partnership Development Corp. (Chairman) (1981-2003),
                                                           Josiah Macy, Jr. Foundation (1975-2004).
------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne         Served since        67         Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
The Flat, Elmore Court      1993.
Elmore, GL0S, GL2 3NT
U.K.
DOB: 9/8/29
------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries         Served since        68         Director, The Empire District Electric Company (1984-2004).
8477 Bay Colony Dr. #902    1995.                          Trustee/Director, Phoenix Funds Complex (1987-present).
Naples, FL 34108
DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.            Served since        65         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.   1980.                          (2001-present). Director/Trustee, Evergreen Funds (six portfolios)
736 Market Street,                                         (1989-present). Trustee, Phoenix Funds Family (1980-present).
Ste. 1430                                                  Director, Diversapak (2002-present), Obaji Medical Products
Chattanooga, TN 37402                                      Company (2002-present). Director, Lincoln Educational Services
DOB: 2/14/39                                               (2002-2004). Chairman, Carson Products Company (cosmetics)
                                                           (1998-2000).
------------------------------------------------------------------------------------------------------------------------------
Geraldine M. McNamara       Served since        67         Retired. Trustee/Director, Phoenix Funds Complex (2001-present).
40 East 88th Street         2001.                          Managing Director, U.S. Trust Company of New York (private bank)
New York, NY 10128                                         (1982-2006).
DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------

                                                     INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF
                                           PORTFOLIOS IN
                                           FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS AND        LENGTH OF      OVERSEEN BY                          DURING PAST 5 YEARS AND
      DATE OF BIRTH         TIME SERVED       TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
James M. Oates(1)           Served since        65         Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital
c/o Northeast Partners      1993.                          Markets, Inc.) (financial services) (1997-present).
150 Federal Street,                                        Trustee/Director Phoenix Funds Family (1987-present). Managing
Suite 1000                                                 Director, Wydown Group (consulting firm) (1994-present).
Boston, MA 02110                                           Director, Investors Financial Service Corporation (1995-present),
DOB: 5/31/46                                               Investors Bank & Trust Corporation (1995-present), Stifel
                                                           Financial (1996-present), Connecticut River Bancorp
                                                           (1998-present), Connecticut River Bank (1999-present), Trust
                                                           Company of New Hampshire (2002-present). Chairman, Emerson
                                                           Investment Management, Inc. (2000-present). Independent Chairman,
                                                           John Hancock Trust (since 2005), Trustee, John Hancock Funds II and John Hancock Funds III (since 2005). Trustee, John Hancock
                                                           Trust (2004-2005). Director/Trustee, AIB Govett Funds (six
                                                           portfolios) (1991-2000), Command Systems, Inc. (1998-2000),
                                                           Phoenix Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                           (formerly 1Mind.com) (2000-2002), Plymouth Rubber Co. (1995-2003).
                                                           Director and Treasurer, Endowment for Health, Inc. (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson         Served since        65         Managing Director, Northway Management Company (1998-present).
73 Briggs Way               1993.                          Trustee/ Director, Phoenix Funds Family (1983-present).
Chatham, MA 02633
DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------
Ferdinand L. J. Verdonck    Served since        65         Director, Banco Urquijo (Chairman) (1998-present). Trustee,
Nederpolder, 7              2006.                          Phoenix Funds Family (2002-present). Director EASDAQ (Chairman)
B-9000 Gent, Belgium                                       (2001-present), The JP Morgan Fleming Continental European
DOB: 7/30/42                                               Investment Trust (1998-present), Groupe SNEF (1998-present),
                                                           Santens N.V. (1999-present). Managing Director, Almanij N.V.
                                                           (1992-2003). Director, KBC Bank and Insurance Holding Company
                                                           (Euronext) (1992-2003), KBC Bank (1992-2003), KBC Insurance
                                                           (1992-2003), Kredietbank, S.A. Luxembourgeoise (1992-2003),
                                                           Investco N.V. (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V.
                                                           (1992-2003), Almafin N.V. (1992-2003), Centea N.V. (1992-2003),
                                                           Dutch Chamber of Commerce for Belgium and Luxemburg (1995-2001),
                                                           Phoenix Investment Partners, Ltd. (1995-2001). Director, Degussa
                                                           Antwerpen N.V. (1998-2004).
------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

      Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF
                                           PORTFOLIOS IN
                                           FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS AND        LENGTH OF      OVERSEEN BY                          DURING PAST 5 YEARS AND
      DATE OF BIRTH         TIME SERVED       TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
George R. Aylward           Served since        65         Senior Vice President and Chief Operating Officer, Asset
DOB: 8/17/64(2)             November                       Management, The Phoenix Companies, Inc. (2004-present). President
                            2006.                          (since November 2006) and Chief Operating Officer (2004-present),
                                                           Phoenix Investment Partners, Ltd. President, the Phoenix Funds
                                                           Family (since November 2006). Previously, Executive Vice
                                                           President, Phoenix Investment Partners, Ltd. (2004-November 2006).
                                                           Vice President, Phoenix Life Insurance Company (2002-2004). Vice
                                                           President, The Phoenix Companies, Inc. (2001-2004). Vice
                                                           President, Finance, Phoenix Investment Partners, Ltd. (2001-2002).
                                                           Assistant Controller, Phoenix Investment Partners, Ltd.
                                                           (1996-2001). Executive Vice President the Phoenix Funds Family
                                                           (2004-November 2006).
------------------------------------------------------------------------------------------------------------------------------
Marilyn E. LaMarche(3)      Served since        65         Limited Managing Director, Lazard Freres & Co. LLC (1997-present).
Lazard Freres & Co. LLC     2005.                          Trustee/Director, Phoenix Funds Family (2002-present). Director,
30 Rockefeller Plaza,                                      The Phoenix Companies, Inc. (2001-2005) and Phoenix Life Insurance
59th Floor                                                 Company (1989-2005).
New York, NY 10020
DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------
Philip R. McLoughlin(4)     Served since        85         Director, PXRE Corporation (Reinsurance) (1985-present), World
200 Bridge Street           1999.                          Trust Fund (1991-present). Director/Trustee, Phoenix Funds Complex
Chatham, MA 02633                                          (1989-present). Management Consultant (2002-2004), Chairman
DOB: 10/23/46               Chairman                       (1997-2002), Chief Executive Officer (1995-2002) and Director
                                                           (1995-2002), Phoenix Investment Partners, Ltd., Director and
                                                           Executive Vice President, The Phoenix Companies, Inc. (2000-2002).
                                                           Director (1994-2002) and Executive Vice President, Investments
                                                           (1987-2002), Phoenix Life Insurance Company. Director (1983-2002)
                                                           and Chairman (1995-2002), Phoenix Investment Counsel, Inc.
                                                           Director (1982-2002), Chairman (2000-2002) and President
                                                           (1990-2000), Phoenix Equity Planning Corporation. Chairman and
                                                           President, Phoenix/Zweig Advisers LLC (2001-2002). Director
                                                           (2001-2002) and President (April 2002-September 2002), Phoenix
                                                           Investment Management Company. Director and Executive Vice
                                                           President, Phoenix Life and Annuity Company (1996-2002). Director
                                                           (1995-2000) and Executive Vice President (1994-2002) and Chief
                                                           Investment Counsel (1994-2002), PHL Variable Insurance Company.
                                                           Director, Phoenix National Trust Holding Company (2001-2002).
                                                           Director (1985-2002), Vice President (1986-2002) and Executive
                                                           Vice President (April 2002-September 2002), PM Holdings, Inc.
                                                           Director, WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                           Griffith Securities, Inc. (1992-2002).
------------------------------------------------------------------------------------------------------------------------------

(2) Mr. Aylward is an "interested person" as defined in the Investment Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd. and its affiliates.
(3) Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
(4) Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                                          OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
                               POSITION(S) HELD WITH
    NAME, ADDRESS AND           TRUST AND LENGTH OF                              PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH                 TIME SERVED                                    DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss            Senior Vice President          Assistant Treasurer (2001-present), Vice President, Fund
DOB: 11/24/52               since 2006.                    Accounting (1994-2000), Phoenix Equity Planning Corporation. Vice
                                                           President, Phoenix Investment Partners, Ltd. (2003-present).
                                                           Senior Vice President, the Phoenix Funds Family (since 2006). Vice
                                                           President, The Phoenix Edge Series Fund (1994-present), Treasurer,
                                                           The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2003-
                                                           present). Chief Financial Officer (2005-2006) and Treasurer
                                                           (1994-2006), or Assistant Treasurer (2005-2006), certain funds within the Phoenix Fund Complex.
------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman          Senior Vice President          Senior Vice President, Asset Management Product Development, The
DOB: 7/27/62                since 2004.                    Phoenix Companies, Inc. (since 2006). Senior Vice President, Asset
                                                           Management Product Development, Phoenix Investment Partners, Ltd.
                                                           (2005-present). Senior Vice President and Chief Administrative
                                                           Officer, Phoenix Investment Partners, Ltd., (2003-2004). Senior
                                                           Vice President and Chief Administrative Officer, Phoenix Equity
                                                           Planning Corporation (1999-2003). Senior Vice President, certain funds within the Phoenix Funds Family (2004-present).
------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch                Vice President and             Chief Compliance Officer, Zweig-DiMenna Associates LLC
c/o Zweig-DiMenna           Chief Compliance Officer       (1989-present). Vice President and Chief Compliance Officer,
Associates, LLC             since 2004.                    certain Funds within the Phoenix Fund Complex (2004-present). Vice
900 Third Avenue                                           President, The Zweig Total Return Fund, Inc. (2004-present). Vice
New York, NY 10022                                         President, The Zweig Fund, Inc. (2004-present). President and
DOB: 9/23/45                                               Director of Watermark Securities, Inc. (1991-present). Assistant
                                                           Secretary of Gotham Advisors Inc. (1990-present). Secretary,
                                                           Phoenix-Zweig Trust (1989-2003). Secretary, Phoenix-Euclid Market
                                                           Neutral Fund (1999-2002).
------------------------------------------------------------------------------------------------------------------------------
W. Patrick Bradley          Chief Financial Officer and    Second Vice President, Fund Administration, Phoenix Equity
DOB: 3/2/72                 Treasurer since 2006.          Planning Corporation (2004-present). Chief Financial Officer and
                                                           Treasurer (2006-present) or Chief Financial Officer and Treasurer
                                                           (2005-present), certain funds within the Phoenix Fund Family. Vice
                                                           President, Chief Financial Officer, Treasurer and Principal
                                                           Accounting Officer, The Phoenix Edge Series Fund (since 2006).
                                                           Assistant Treasurer, certain funds within the Phoenix Fund Complex
                                                           (2004-2006). Senior Manager (2002-2004), Manager (2000-2002),
                                                           Audit, Deloitte & Touche, LLP.
------------------------------------------------------------------------------------------------------------------------------
Kevin J. Carr               Vice President,                Vice President and Counsel, Phoenix Life Insurance Company
One American Row            Chief Legal Officer,           (2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102          Counsel and                    Secretary of certain funds within the Phoenix Fund Family
DOB: 8/30/54                Secretary since 2005.          (2005-present). Compliance Officer of Investments and Counsel,
                                                           Travelers Life & Annuity Company ( January 2005-May 2005).
                                                           Assistant General Counsel, The Hartford Financial Services Group
                                                           (1999-2005).
------------------------------------------------------------------------------------------------------------------------------

PHOENIX MULTI-PORTFOLIO FUND

101 Munson Street
Greenfield, MA 01301-9668

TRUSTEES
George R. Aylward
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L.J. Verdonck

OFFICERS
George R. Aylward, President
Nancy G. Curtiss, Senior Vice President
Francis G. Waltman, Senior Vice President
Marc Baltuch, Vice President and Chief Compliance Officer
W. Patrick Bradley, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

TRANSFER AGENT
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110-1707

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Telephone Orders                             1-800-367-5877
Text Telephone                               1-800-243-1926
Web site                                   PHOENIXFUNDS.COM


--------------------------------------------------------------------------------

IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

--------------------------------------------------------------------------------


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

                                                                 ---------------
                                                                    PRESORTED
                                                                    STANDARD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 Louisville, KY
                                                                 Permit No. 1051
                                                                 ---------------

[LOGO] PHOENIXFUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.


NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP490                                                                      1-07
BPD27970


ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of the instructions for completion of this Item.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has an "audit committee financial expert" serving on its Audit Committee.

(a)(2) E. Virgil Conway has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert." Mr. Conway is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)   Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $77,000 for 2006 and $108,080 for 2005.

Audit-Related Fees

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2005.

Tax Fees

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,800 for 2006 and $22,750 for 2005.

         "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2005.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Phoenix Multi-Portfolio Fund (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

         The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b) Not applicable for 2006; not applicable for 2005

                    (c) 100% for 2006; 100% for 2005

                    (d) Not applicable for 2006; not applicable for 2005

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,133,077 for 2006 and $1,889,949 for 2005.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              Phoenix Multi-Portfolio Fund
            --------------------------------------------------------------------

By (Signature and Title)* /s/ George R. Aylward
                         -------------------------------------------------------
                          George R. Aylward, President
                          (principal executive officer)

Date              February 6, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ George R. Aylward
                         -------------------------------------------------------
                          George R. Aylward, President
                          (principal executive officer)

Date              February 6, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)* /s/ W. Patrick Bradley
                         -------------------------------------------------------
                          W. Patrick Bradley, Chief Financial Officer
                          and Treasurer
                          (principal financial officer)

Date              February 6, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.